UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06303
                                                     ---------------------

                   Nuveen Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen
Municipal Closed-End
Exchange-Traded
Funds

SEMIANNUAL REPORT April 30, 2004


                                  NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQM

                                      NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.
                                                                             NQS

                                      NUVEEN QUALITY INCOME MUNICIPAL FUND, INC.
                                                                             NQU

                                      NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.
                                                                             NPF

                                   NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND
                                                                             NMZ

Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.

DEPENDABLE,
TAX-FREE INCOME
BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

FASTER INFORMATION
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       NUVEEN FUND REPORT
           ELECTRONICALLY


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--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

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     the address sheet that accompanied this report as a guide.

2    You'll be taken to a page with several options. Select the NEW
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3    Click Submit. Confirm the information you just entered is correct, then
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IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3    You'll be taken to a screen that asks for your Social Security number and
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5    Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: WE THINK THAT MUNICIPAL BOND INVESTMENTS LIKE YOUR NUVEEN FUND CAN BE IMPORTANT BUILDING BLOCKS IN A WELL-BALANCED PORTFOLIO.



Dear
   SHAREHOLDER

I am very pleased to report that for the period ended April 30, 2004, your Nuveen Fund continued to provide you with attractive monthly tax-free income.

While tax-free income is always welcome, we know that many shareholders are beginning to wonder whether interest rates will rise significantly, and whether that possibility should cause them to adjust that portion of their investment portfolios allocated to tax-free municipal bonds. We believe this is a question you should consider carefully with the help of a trusted financial advisor. In many cases, it may be more appropriate to focus on long-term goals and objectives rather than shorter-term market movements, and this is where a professional advisor may be able to help keep you focused on the larger objectives of your investment program.

As you read through this report, please review the inside front cover and consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

June 15, 2004

Nuveen National Municipal Closed-End Exchange-Traded Funds
(NQM, NQS, NQU, NPF, NMZ)

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding, Dan Solender, and John Miller review the market environment, key investment strategies and the recent performance of the Funds. A 27-year veteran of Nuveen, Tom has managed NQS and NQU since January 2003. Dan, who has 12 years of investment experience, including 8 years at Nuveen, assumed portfolio management responsibility for NPF in September 2003 and NQM in November 2003. With 11 years of municipal market experience, John has managed NMZ since its inception in November 2003.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE SIX-MONTH REPORTING PERIOD ENDED APRIL 30, 2004?

During this reporting period, the greatest influences on the national economy and the municipal market continued to be historically low interest rates, growing evidence of economic improvement, and a generally modest rate of inflation. Since its last credit easing in June 2003, the Federal Reserve has maintained the fed funds rate at 1.0%, the lowest level since 1958. This accommodative monetary policy helped to spur GDP (gross domestic product) growth of 4.4% annualized in the first quarter of 2004, following a 3.1% rise in 2003. Over the six-month reporting period, the year-over-year rate of inflation, as measured by the core Consumer Price Index, averaged 1.3%.

This generally favorable environment helped many municipal bonds perform well during most of the six-month period ended April 30, 2004. However, in early April, a sharply improved jobs report, along with subsequent indications of growing momentum in the U.S. economy, served as catalysts for increased expectations of a Fed rate hike. This all contributed to heightened volatility in the fixed-income markets. During April, the yield on the Bond Buyer 25 Revenue Bond Index, a widely-followed municipal bond index, rose almost 40 basis points. The rise in the index yield, and the corresponding decline in bond prices, effectively offset the yield declines and price gains of the five previous months. As of April 30, 2004, the Bond Buyer 25 index was at approximately the same level as it was at the beginning of the six-month reporting period.

Despite the recent spike in yields, the high-yield portion of the municipal market performed well over this period, with many bonds posting solid gains.

In general, municipal supply remained strong over the past six months, although the pace of issuance slowed. The first four months of 2004 saw $110 billion in new municipal supply, down 9% from January-April 2003. Over the entire six-month reporting period ended April 2004, the supply of new bonds decreased 13% compared with the preceding six months.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS OVER THE SIX MONTHS ENDED APRIL 30, 2004?

With the market continuing to anticipate an increase in interest rates, our major focus during this reporting period remained on careful management of the durations1 of the Funds as a way to

1 Duration is a measure of a Fund's net asset value (NAV) volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

mitigate some of the interest rate risk inherent in each Fund's portfolio. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater the Fund's interest rate risk. Our use of such a duration management strategy is designed to position the Funds to potentially produce more consistent returns over time as interest rates inevitably rise and fall.

Despite the fact that interest rates remained relatively low, we saw a few opportunities to improve the portfolio holdings of the four older Funds (NQM, NQS, NQU and NPF). When executing trades within the portfolios of one of these Funds, we generally tried to focus on securities in the long-intermediate part of the yield curve (i.e., bonds that mature in 15 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and greater total return potential.

Overall for these older Funds, we looked for bonds that would keep them well diversified by industry sector and geographic region. Based on the recent implementation of economic reforms in California, we believed this state had demonstrated signs of progress, and we took advantage of opportunities to add California debt to NQS, NQU, and NPF as well as to the newest Fund, NMZ, at what we believed were attractive prices. (On May 21, 2004, following the end of this reporting period, Moody's upgraded California general obligation bonds to A3 with a positive outlook from Baa1 with a stable outlook.)

In NQM and NPF, we sought to increase the Funds' allocations to BBB rated bonds because these Funds had been underweighted relative to the other Funds in these types of bonds, and because we thought the total return and income potential of these bonds represented attractive opportunities for the Funds. We also increased our allocations of healthcare and transportation bonds in an effort to improve sector diversification. To make these purchases, we reduced our positions in pre-refunded bonds in NQM and in zero coupon bonds in NPF. Pre-refunded bonds, because of their relatively short durations, generally underperformed the market during most of this six-month period. Zero-coupon bonds, which have very long durations, can increase the volatility of a Fund's net asset value during periods of changing interest rates.

During this reporting period, we introduced the Nuveen Municipal High Income Opportunity Fund (NMZ). In general, our strategy for NMZ during this time focused on the successful completion of the Fund's initial investment phase and leveraging process. Since, unlike parts of the general market, the supply of lower-rated municipal bonds was relatively strong during this invest-up period, we can report that as of April 30, 2004, NMZ was fully invested and leveraged. Overall, our initial investment strategy for this Fund was to purchase bonds that we believed had adequate credit spreads to compensate shareholders for the credit risk involved. For the investment-grade portion of NMZ's portfolio, we focused on diversifying the Fund with a variety of premium bonds priced to specific call dates. These bonds had relatively defensive characteristics, which may provide a mitigating influence on overall Fund performance if and when interest rates begin to rise.

In both segments of NMZ's portfolio, we invested in bonds related to essential services. Our largest weightings as of April 30, 2004, were community development district bonds, charter schools and healthcare. NMZ also purchased selected corporate-backed and utility-backed issues, although opportunities to find value in these areas were more limited due to higher prices.

HOW DID THE FUNDS PERFORM?

Individual results for the Funds, as well as for relevant benchmarks, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE
For periods ended 4/30/04
(6-month returns cumulative, all others annualized)

                                6-MONTH    1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------------
NQM                               1.55%     3.08%      5.95%      6.74%
-----------------------------------------------------------------------
NQS                               2.83%     5.64%      6.40%      7.23%
-----------------------------------------------------------------------
NQU                               2.02%     5.57%      5.79%      6.85%
-----------------------------------------------------------------------
NPF                               1.34%     1.59%      5.81%      7.08%
-----------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index2                       1.19%     2.68%      5.44%      6.46%
-----------------------------------------------------------------------
Lipper General
(Leveraged) Municipal
Debt Funds average3               2.21%     4.97%      5.65%      6.90%
-----------------------------------------------------------------------


HIGH-YIELD
-----------------------------------------------------------------------
NMZ*                               .06%*       NA         NA         NA
-----------------------------------------------------------------------
Lehman Brothers
High-Yield Municipal
Bond Index2                       3.22%**      --         --         --
-----------------------------------------------------------------------
Lipper High-Yield
Municipal Debt
Funds average3                    1.55%**      --         --         --
-----------------------------------------------------------------------

*NMZ's inception date was November 19, 2003; cumulative return represents the five-month period 11/19/03-4/30/04.

** Cumulative returns represent the five-month period 12/01/03-4/30/04. Past performance is not predictive of future results.


For additional information, see the individual Performance Overview for your Fund in this report.

For the reporting period ended April 30, 2004, the cumulative six-month returns of NQM, NQS, NQU, and NPF outperformed the return on their Lehman Brothers Municipal Bond index. Only NQS outperformed the Lipper peer group average.

A primary factor in the six-month performance of these four Funds compared with that of the unmanaged, unleveraged Lehman Brothers index was the use of leverage by these Funds. While



2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. The Lehman Brothers High-Yield Municipal Bond Index is an unleveraged, unmanaged national index comprising municipal bonds rated below investment grade (i.e., below Baa by Moody's Investor Service or below BBB by Standard & Poor's or Fitch). Results for the Lehman indexes do not reflect any expenses.

3 The Lipper General (Leveraged) Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 6 months - 65 funds; 1 year - 64 funds; 5 years - 49 funds; and 10 years - 46 funds. The Lipper High-Yield Municipal Debt Funds category average is calculated using the returns of all 15 closed-end exchange-traded funds in this category for this 5-month period. Fund and Lipper returns assume reinvestment of dividends.

leveraging can add volatility to the Funds' NAVs and share prices, this strategy can also provide opportunities for additional income and total return for common shareholders during periods of low short-term interest rates, as was the case during this reporting period.

In addition to leverage, these four Funds benefited from their holdings of healthcare bonds over this six-month period. In terms of performance, healthcare ranked second among the Lehman Brothers index municipal revenue sectors during this period. Among the four Funds, holdings of healthcare bonds ranged from 17% of NQS's portfolio to 13% in NQM, 11% in NPF, and 9% in NQU. Some of the Funds' healthcare holdings were positioned in the lower-rated credit quality categories, which also benefited the Funds during this period, as BBB rated bonds tended to outperform higher rated bonds. As of April 30, 2004, the holdings of BBB bonds ranged from 12% in NQS and 10% in NQU to 8% in NPF and 5% in NQM.

Other holdings making positive contributions to the Funds' cumulative returns during this reporting period were bonds backed by revenues from the 1998 master tobacco settlement agreement. Over this period, NQM, NQS, NQU and NPF maintained their exposure to tobacco-backed bonds. NMZ also bought a number of tobacco bonds during its initial investment phase. On April 21, 2004, based on an adverse ruling in a tobacco-related court case, Moody's downgraded all tobacco bonds that were not enhanced or additionally secured. As a result, the majority of unenhanced municipal-issued tobacco securities were rated Baa by Moody's, while insured tobacco bonds continued to be rated Aaa. The other major credit rating agencies--S&P and Fitch--did not change their tobacco bond ratings. As of April 30, 2004, we believed that the prices of tobacco bonds accurately reflected the risks involved and that, when maintained at appropriate levels in the Funds, these bonds would continue to represent good value.

Some of the additional factors that impacted the performances of NQM, NQS, NQU, and NPF over this semiannual reporting period included:

o Low levels of call exposure, which benefited the Funds by enabling us to avoid the reinvestment of proceeds from called bonds in a low interest rate environment. As of April 30, 2004, potential call exposure for these Funds during 2004-2005 ranged from 5% in NQM to 8% in NQS, 9% in NMZ, 10% in NQU, and 12% in NPF. The number of actual bond calls in all of the Funds will depend largely on market interest rates.

o The advance refunding of several holdings in NQS, which enhanced prices and contributed to total returns.

NQM and NPFdid not perform as well as NQU and NQS during this reporting period. There were several reasons for this. First, NQM and NPF started the period relatively underweighted in

BBB rated bonds and relatively overweighted in pre-refunded bonds when compared with NQU and NQS. Since BBB bonds performed well over the six months while the performance of pre-refunded bonds tended to lag other issues, this affected the overall results for NQMand NPF. In addition, NQM and NPF experience calls of certain housing bonds at par at times when these bonds were trading at premiums, which also impacted total return performance over the period. Finally, NPF suffered from the poor performance over this period of a multifamily housing credit issued by the Northwest Minnesota Multi-County Housing and Redevelopment Authority.

For NMZ, this reporting period covers the time from the Fund's inception in mid-November 2003 through April 30, 2004. Over that entire period, NMZ provided a cumulative total return on NAV of 0.06%. To create the benchmark comparisons shown in the accompanying table, it was necessary to use return data that represented monthly time periods. Because NMZ is designed to serve as a long-term investment, we believe it is inappropriate to place too much emphasis on its return over any relatively short-term period, especially during its initial investing phase.

Nonetheless, we should note that, during this time, much of NMZ's assets were held in low-earning cash investments, while we watched for attractive opportunities that met our investment criteria to deploy these assets in the municipal market. In addition, NMZ's investment guidelines require the Fund to invest at least 50% of its portfolio in investment-grade debt, with a maximum of 50% in below-investment grade bonds, while the Fund's Lehman benchmark comprises 100% below-investment grade securities. As mentioned earlier, during this time lower-rated securities tended to outperform higher-quality bonds. NMZ's longer duration, which was 14.19 as of April 30, 2004, compared with 7.39 for the Lehman Brothers High-Yield Municipal Bond Index, also hurt the Fund's performance in April as yields spiked upward. While we plan to gradually shorten the Fund's duration over time, we made a deliberate decision to maintain a longer duration at this time to help support NMZ's income stream.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels during this reporting period, the leveraged structures of NQM, NQS, NQU, and NPF continued to support their dividend-paying capabilities throughout the period. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, continued low short-term rates enabled us to maintain the dividend levels of NQM, NQS, NQU, and NPF. NMZ, which was introduced in November 2003, has continued to pay regular monthly dividends since its first distribution in January 2004.

All of these Nuveen Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value (NAV). Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2004, NQM, NQS, NQU, and NPF had positive UNII balances, while NMZ had a negative UNII balance. Since NMZ is a newly established and recently leveraged Fund, its current UNII balance may not reflect the Fund's long-term earning and dividend distribution potential.

As of April 30, 2004, NQM was trading at a discount of -9.09% to its NAV, compared with an average discount of -3.75% over the six-month period. NQS was at a -9.21% discount, compared with an average -3.60%, NQU was at a discount of -8.74%, compared with an average of -4.16%, and NPF was at a discount of -8.22%, compared with an average of -3.44% for the six-month period.

NMZ was trading a premium to its NAV of 0.79%, compared with an average premium of 4.14% over the period from its inception in November 2003 through April 30, 2004.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AS OF APRIL 30, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong overall credit quality was important. As of the end of April 2004, all four of the older Funds continued to offer excellent average credit quality, with allocations of bonds rated AAA/U.S. guaranteed or AA ranging from 73% in NQS and 78% in NPF to 80% in NQU and 84% in NQM. NMZ, as noted earlier, is a high-yield Fund that is allowed to invest up to 50% of its portfolio in securities that are non-investment grade quality at the time of purchase. As of April 30, 2004, NMZ had allocated 49% to bonds rated BB or lower and non-rated bonds while 51% of its portfolio was invested in investment-grade rated securities. Of this, 20% was allocated to bonds rated AAA/U.S. guaranteed or AA.

Nuveen Investment Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2004


NQM

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 73%
AA                                  11%
A                                    8%
BBB                                  5%
NR                                   3%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.00
--------------------------------------------------
Common Share Net Asset Value                $15.40
--------------------------------------------------
Premium/(Discount) to NAV                   -9.09%
--------------------------------------------------
Market Yield                                 7.20%
--------------------------------------------------
Taxable-Equivalent Yield1                   10.00%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $550,498
--------------------------------------------------
Average Effective Maturity (Years)           17.22
--------------------------------------------------
Leverage-Adjusted Duration                   10.50
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/21/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
6-Month (Cumulative)          -4.20%         1.55%
--------------------------------------------------
1-Year                        -3.55%         3.08%
--------------------------------------------------
5-Year                         4.19%         5.95%
--------------------------------------------------
10-Year                        6.12%         6.74%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         18%
--------------------------------------------------
U.S. Guaranteed                                18%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------



Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                                 0.0845
Jun                                 0.0845
Jul                                 0.0845
Aug                                 0.0845
Sep                                 0.0845
Oct                                 0.0845
Nov                                 0.0845
Dec                                 0.0845
Jan                                 0.0845
Feb                                 0.0845
Mar                                 0.0845
Apr                                 0.0845


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/03                              15.51
                                    15.58
                                    15.9
                                    16.22
                                    16.41
                                    15.93
                                    15.95
                                    16
                                    15.82
                                    14.96
                                    14.6
                                    14.98
                                    14.68
                                    14.54
                                    14.55
                                    14.64
                                    14.88
                                    14.92
                                    15.08
                                    14.89
                                    14.97
                                    15.03
                                    15.1
                                    15.15
                                    15.06
                                    15.18
                                    15.24
                                    15.4
                                    15.24
                                    15.34
                                    15.63
                                    15.85
                                    15.9
                                    15.68
                                    15.76
                                    15.74
                                    15.78
                                    15.99
                                    15.88
                                    16
                                    15.99
                                    15.98
                                    15.56
                                    14.99
                                    14.77
                                    14.42
4/30/04                             14



1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2004


NQS



Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 64%
AA                                   9%
A                                   11%
BBB                                 12%
NR                                   2%
BB or Lower                          2%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.80
--------------------------------------------------
Common Share Net Asset Value                $15.20
--------------------------------------------------
Premium/(Discount) to NAV                   -9.21%
--------------------------------------------------
Market Yield                                 7.22%
--------------------------------------------------
Taxable-Equivalent Yield1                   10.03%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $515,016
--------------------------------------------------
Average Effective Maturity (Years)           18.72
--------------------------------------------------
Leverage-Adjusted Duration                    8.88
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/21/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
6-Month (Cumulative)          -3.24%         2.83%
--------------------------------------------------
1-Year                         0.35%         5.64%
--------------------------------------------------
5-Year                         4.59%         6.40%
--------------------------------------------------
10-Year                        6.30%         7.23%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
May                                 0.082
Jun                                 0.082
Jul                                 0.082
Aug                                 0.082
Sep                                 0.083
Oct                                 0.083
Nov                                 0.083
Dec                                 0.083
Jan                                 0.083
Feb                                 0.083
Mar                                 0.083
Apr                                 0.083


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/03                              14.92
                                    15.04
                                    15.49
                                    15.66
                                    15.79
                                    15.38
                                    15.42
                                    15.43
                                    15.27
                                    14.74
                                    14.36
                                    14.59
                                    14.31
                                    14.28
                                    14.28
                                    14.47
                                    14.57
                                    14.53
                                    14.66
                                    14.57
                                    14.58
                                    14.64
                                    14.81
                                    14.82
                                    14.78
                                    14.83
                                    14.98
                                    15.02
                                    14.92
                                    15.16
                                    15.4
                                    15.5
                                    15.69
                                    15.35
                                    15.5
                                    15.38
                                    15.45
                                    15.68
                                    15.72
                                    15.54
                                    15.67
                                    15.55
                                    15.32
                                    14.78
                                    14.27
                                    14.24
4/30/04                             13.8


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0725 per share.

Nuveen Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of April 30, 2004


NQU

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 69%
AA                                  11%
A                                    6%
BBB                                 10%
BB or Lower                          4%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.57
--------------------------------------------------
Common Share Net Asset Value                $14.87
--------------------------------------------------
Premium/(Discount) to NAV                   -8.74%
--------------------------------------------------
Market Yield                                 7.12%
--------------------------------------------------
Taxable-Equivalent Yield1                    9.89%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $805,916
--------------------------------------------------
Average Effective Maturity (Years)           17.14
--------------------------------------------------
Leverage-Adjusted Duration                   10.58
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/19/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
6-Month (Cumulative)          -2.16%         2.02%
--------------------------------------------------
1-Year                        -0.27%         5.57%
--------------------------------------------------
5-Year                         3.03%         5.79%
--------------------------------------------------
10-Year                        6.29%         6.85%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         24%
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                                 0.0805
Jun                                 0.0805
Jul                                 0.0805
Aug                                 0.0805
Sep                                 0.0805
Oct                                 0.0805
Nov                                 0.0805
Dec                                 0.0805
Jan                                 0.0805
Feb                                 0.0805
Mar                                 0.0805
Apr                                 0.0805


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/03                              14.58
                                    14.67
                                    14.97
                                    15.23
                                    15.32
                                    15.16
                                    15.25
                                    15.26
                                    15.07
                                    14.34
                                    13.87
                                    14.1
                                    13.9
                                    14.14
                                    14.11
                                    14.1
                                    14.23
                                    14.28
                                    14.28
                                    14.23
                                    14.24
                                    14.23
                                    14.33
                                    14.4
                                    14.42
                                    14.34
                                    14.46
                                    14.55
                                    14.47
                                    14.7
                                    15.11
                                    15.07
                                    15.14
                                    15.07
                                    15.17
                                    15.08
                                    15.09
                                    15.24
                                    15.31
                                    15.4
                                    15.39
                                    15.38
                                    15.26
                                    14.46
                                    14.17
                                    13.82
4/30/04                             13.57

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Premier Municipal Income Fund, Inc.

Performance
   OVERVIEW As of April 30, 2004


NPF

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 65%
AA                                  13%
A                                   12%
BBB                                  8%
NR                                   2%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.63
--------------------------------------------------
Common Share Net Asset Value                $14.85
--------------------------------------------------
Premium/(Discount) to NAV                   -8.22%
--------------------------------------------------
Market Yield                                 7.26%
--------------------------------------------------
Taxable-Equivalent Yield1                   10.08%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $298,290
--------------------------------------------------
Average Effective Maturity (Years)           16.37
--------------------------------------------------
Leverage-Adjusted Duration                   11.71
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 12/19/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
6-Month (Cumulative)          -4.42%         1.34%
--------------------------------------------------
1-Year                        -2.72%         1.59%
--------------------------------------------------
5-Year                         3.43%         5.81%
--------------------------------------------------
10-Year                        6.63%         7.08%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------



Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE
May                                 0.0825
Jun                                 0.0825
Jul                                 0.0825
Aug                                 0.0825
Sep                                 0.0825
Oct                                 0.0825
Nov                                 0.0825
Dec                                 0.0825
Jan                                 0.0825
Feb                                 0.0825
Mar                                 0.0825
Apr                                 0.0825


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
5/1/03                              15.03
                                    15.19
                                    15.58
                                    15.84
                                    15.93
                                    15.5
                                    15.4
                                    15.5
                                    15.42
                                    14.71
                                    14.28
                                    14.45
                                    14.27
                                    14.34
                                    14.41
                                    14.42
                                    14.44
                                    14.6
                                    14.5
                                    14.68
                                    14.57
                                    14.55
                                    14.74
                                    14.68
                                    14.78
                                    14.77
                                    14.75
                                    14.76
                                    14.63
                                    14.7
                                    15.18
                                    15.27
                                    15.42
                                    15.32
                                    15.45
                                    15.46
                                    15.55
                                    15.59
                                    15.71
                                    15.48
                                    15.5
                                    15.54
                                    15.39
                                    14.54
                                    14.01
                                    13.91
4/30/04                             13.63



1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen Municipal High Income Opportunity Fund

Performance
   OVERVIEW As of April 30, 2004


NMZ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 14%
AA                                   6%
A                                   13%
BBB                                 18%
NR                                  32%
BB or Lower                         17%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.10
--------------------------------------------------
Common Share Net Asset Value                $13.99
--------------------------------------------------
Premium/(Discount) to NAV                    0.79%
--------------------------------------------------
Market Yield                                 7.57%
--------------------------------------------------
Taxable-Equivalent Yield1                   10.51%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $324,355
--------------------------------------------------
Average Effective Maturity (Years)           22.73
--------------------------------------------------
Leverage-Adjusted Duration                   14.19
--------------------------------------------------

CUMULATIVE TOTAL RETURN (Inception 11/19/03)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
Since Inception               -3.75%         0.06%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         30%
--------------------------------------------------
Healthcare                                     25%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------
Transportation                                  7%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------


Bar Chart:
2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE


Jan                                 0.089
Feb                                 0.089
Mar                                 0.089
Apr                                 0.089


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/19/03                            15.08
                                    14.95
                                    15.27
                                    15.25
                                    15.02
                                    15.09
                                    15.2
                                    15.3
                                    15.34
                                    15.34
                                    15.31
                                    15.26
                                    15.25
                                    15.39
                                    15.59
                                    15.46
                                    15.45
                                    15.35
                                    15
                                    14.5
                                    14.24
4/30/04                             14.1


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

                            Nuveen Investment Quality Municipal Fund, Inc. (NQM)
                            Portfolio of
                                       INVESTMENTS April 30, 2004 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.6%

$       8,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00        AAA     $    9,055,040
                 Warrants, Series 1999A, 5.750%, 2/01/38 (Pre-refunded to
                 2/01/09) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

        4,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco           6/10 at 100.00        BBB          3,652,600
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.5%

        3,105   Arkansas Development Finance Authority, Home Mortgage Revenue          7/08 at 101.50        AAA          3,235,565
                 Bonds, FNMA/GNMA  Mortgage-Backed Securities Program,
                 Series 1998A, 5.150%, 7/01/17

                Van Buren County, Arkansas, Sales and Use Tax Revenue Bonds,
                Refunding and Construction, Series 2000:
        1,055    5.600%, 12/01/25 - AMBAC Insured                                     12/10 at 100.00        Aaa          1,115,051
        3,600    5.650%, 12/01/31 - AMBAC Insured                                     12/10 at 100.00        Aaa          3,812,544


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 16.6%

        8,545   Alameda County, California, Certificates of Participation, Alameda     9/06 at 102.00        AAA          9,476,918
                 County Public Facilities Corporation, Series 1991, 6.000%, 9/01/21
                 (Pre-refunded to 9/01/06) - MBIA Insured

       10,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/25     8/13 at 100.00       Baa1          9,942,900

        5,925   California State Public Works Board, Lease Revenue Refunding           6/04 at 101.00        Aa2          6,011,387
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/21

        9,740   Huntington Park Redevelopment Agency, California, Single Family          No Opt. Call        AAA         13,630,448
                 Residential Mortgage Revenue Refunding Bonds, Series 1986A,
                 8.000%, 12/01/19

        5,730   Los Angeles Unified School District, California, General Obligation    7/12 at 100.00        AAA          5,910,896
                 Bonds, Election of 1997, Series 2002E, 5.125%, 7/01/22 -
                 MBIA Insured

        1,030   Natomas Unified School District, Sacramento County, California,          No Opt. Call        AAA          1,192,513
                 General Obligation Refunding Bonds, Series 1999,
                 5.950%, 9/01/21 - MBIA Insured

       15,770   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call        AAA         20,810,092
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

       13,145   Perris, California, GNMA Mortgage-Backed Securities Program,             No Opt. Call        AAA         17,580,649
                 Single Family Mortgage Revenue Bonds, Series 1988B,
                 8.200%, 9/01/23 (Alternative Minimum Tax)

                San Joaquin Hills Transportation Corridor Agency, California,
                Toll Road Refunding Revenue Bonds, Series 1997A:
        6,175    0.000%, 1/15/28 - MBIA Insured                                          No Opt. Call        AAA          1,657,494
        8,135    0.000%, 1/15/34 - MBIA Insured                                          No Opt. Call        AAA          1,542,965
       17,195    0.000%, 1/15/35 - MBIA Insured                                          No Opt. Call        AAA          3,074,638


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.8%

          200   Colorado Housing and Finance Authority, Single Family Program          5/06 at 105.00        Aa2            205,076
                 Senior Bonds, Series 1996B, 7.450%, 11/01/27

       12,450   Denver City and County, Colorado, Airport System Revenue              11/10 at 100.00        AAA         13,601,003
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/19 (Alternative
                 Minimum Tax) - AMBAC Insured

        3,200   Denver, Colorado, Special Facilities Airport Revenue Bonds,           10/04 at 100.00        N/R          2,488,000
                 United Air Lines, Inc. Project, Series 1992A, 6.875%, 10/01/32
                 (Alternative Minimum Tax)#

        7,865   El Paso County School District 11, Colorado Springs, Colorado,        12/07 at 125.00        AA-         10,181,321
                 General Obligation Improvement Bonds, Series 1996,
                 7.125%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.4%

        6,770   State of Connecticut, General Obligation Bonds, Series 2000B,          6/10 at 100.00      AA***          7,751,108
                 5.875%, 6/15/16 (Pre-refunded to 6/15/10)


                                       13


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)


    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.9%

$       3,000   District of Columbia, General Obligation Bonds, Series 1998B,            No Opt. Call        AAA     $    3,468,990
                 6.000%, 6/01/16 - MBIA Insured

       15,950   District of Columbia, University Revenue Bonds, Georgetown              4/11 at 31.03        AAA          3,240,083
                 University Issue, Series 2001A, 0.000%, 4/01/31 - MBIA Insured

       23,645   District of Columbia Water and Sewer Authority, Public Utility         4/09 at 160.00        AAA         25,829,562
                 Revenue Bonds, Series 1998, 5.500%, 10/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 5.6%

       17,500   Atlanta, Georgia, Airport General Revenue Refunding Bonds,             1/10 at 101.00        AAA         19,812,100
                 Series 2000A, 5.600%, 1/01/30 (Pre-refunded to 1/01/10) -
                 FGIC Insured

        2,000   Dalton Development Authority, Georgia, Revenue Certificates,             No Opt. Call        AAA          2,118,040
                 Hamilton Health Care System, Series 1996, 5.500%, 8/15/26 -
                 MBIA Insured

        5,980   Fulton County Development Authority, Georgia, Revenue Bonds,           9/11 at 102.00        AAA          6,414,866
                 Georgia State University - TUFF/Atlanta Housing LLC Project,
                 Series 2001A, 5.500%, 9/01/22 - AMBAC Insured

        2,250   Georgia Municipal Electric Authority, Project One Special                No Opt. Call         A+          2,666,610
                 Obligation Bonds, Fourth Crossover Series 1997E,
                 6.500%, 1/01/20


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.9%

        4,810   Boise City, Idaho, Revenue Refunding Bonds, Series 2001A,             12/11 at 100.00        Aaa          4,945,738
                 5.375%, 12/01/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.8%

        4,705   Village of Bourbonnais, Illinois, Industrial Project Revenue Bonds,    3/10 at 101.00         AA          5,211,493
                 Olivet Nazarene University Project, Series 2000, 6.250%, 3/01/20 -
                 RAAI Insured

        9,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare International  No Opt. Call        N/R          4,038,750
                 Airport, United Air Lines, Inc. Project, Series 2001A, 6.375%, 11/01/35
                 (Alternative Minimum Tax) (Mandatory put 5/01/13)#

        4,775   Chicago Public Building Commission, Illinois, General Obligation       3/13 at 100.00        AAA          4,933,148
                 Lease Bonds, Chicago Transit Authority, Series 2003,
                 5.250%, 3/01/23 - AMBAC Insured

        2,110   Illinois Development Finance Authority, Local Government Program       1/11 at 100.00        Aaa          2,374,615
                 Revenue Bonds, Elmhurst Community Unit School District 205
                 Project, Series 2000, 6.000%, 1/01/19 - FSA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
                Series 2004:
        2,500    5.250%, 11/15/21 (WI, settling 5/12/04)                               5/14 at 100.00          A          2,510,600
        1,000    5.250%, 11/15/22 (WI, settling 5/12/04)                               5/14 at 100.00          A            993,530

       12,725   School District No. 46, Elgin, Counties of Kane, Cook, and DuPage,       No Opt. Call        Aaa         16,031,719
                 Illinois, School Bonds, Series 1997, 7.800%, 1/01/12 -
                 FSA Insured

        6,300   Madison County Community Unit School District 7, Edwardsville,           No Opt. Call        AAA          7,165,620
                 Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 -
                 FGIC Insured

        3,585   City of Pekin, Illinois, Multifamily Housing Refunding Revenue Bonds,  5/04 at 102.00        AAA          3,660,894
                 FHA-Insured Mortgage Loan - Section 8 Assisted Project,
                 Series 1992A, 6.875%, 5/01/22

        5,390   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call        AAA          6,423,263
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/07 - AMBAC Insured

          860   Regional Transportation Authority, Cook, DuPage, Kane, Lake,             No Opt. Call        AAA          1,024,862
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/07 - AMBAC Insured

        1,180   Channahon School District Number 17, Will County, Illinois,              No Opt. Call        Aaa          1,581,802
                 General Obligation School Building Bonds, Series 2001,
                 8.400%, 12/01/13 - AMBAC Insured

                Joliet High School District Number 204, Joliet, Illinois,
                General Obligation Bonds, Series 2001:
        1,145    8.700%, 12/01/13 - FSA Insured                                          No Opt. Call        AAA          1,561,597
        1,300    8.700%, 12/01/14 - FSA Insured                                          No Opt. Call        AAA          1,799,525


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.6%

        5,530   Allen County Jail Building Corporation, Indiana, First Mortgage        4/11 at 101.00        Aa3          6,006,741
                 Bonds, Series 2000, 5.750%, 4/01/20

        1,880   Indianapolis, Indiana, GNMA Collateralized Multifamily Housing         7/10 at 102.00        Aaa          1,968,529
                 Mortgage Revenue Bonds, Cloverleaf Apartments Project
                 Phase I, Series 2000, 6.000%, 1/20/31

        5,065   MSD Steuben County K-5 Building Corporation, Indiana, First            7/10 at 101.00        AAA          5,906,145
                 Mortgage Bonds, Series 2000, 6.125%, 1/15/21 (Pre-refunded to 7/15/10) - FSA Insured


                                       14

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       2,495   Shelbyville, Indiana, GNMA Collateralized Multifamily Housing          7/10 at 102.00        Aaa     $    2,612,415
                 Revenue Bonds, Blueridge Terrace Project, Series 2000,
                 6.050%, 1/20/36

        2,765   Wayne County Jail Holding Corporation, Indiana, First Mortgage         1/13 at 101.00        AAA          3,103,630
                 Bonds, Series 2001, 5.750%, 7/15/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.4%

        1,995   Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed              No Opt. Call        Aaa          2,083,897
                 Securities Program, Single Family Revenue Bonds, Series 1997A-1,
                 6.950%, 6/01/29 (Alternative Minimum Tax)

        4,205   City of Topeka, Kansas, Industrial Revenue Refunding Bonds,            8/16 at 100.00        AAA          5,648,408
                 Series 1988, Sunwest Hotel Corporation Project, 9.500%, 10/01/16
                 (Alternative Minimum Tax) (Pre-refunded to 8/15/16)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.8%

        2,000   Jefferson County, Kentucky, Health Facilities Revenue Refunding        1/07 at 102.00        AAA          2,149,160
                 Bonds, Jewish Hospital Healthcare Services, Inc., Series 1996,
                 5.700%, 1/01/21 - AMBAC Insured

       12,500   Jefferson County, Kentucky, Pollution Control Revenue Bonds,           4/05 at 102.00        AAA         13,173,125
                 Louisville Gas and Electric Company Project, Series 1995A,
                 5.900%, 4/15/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 5.5%

        2,160   East Baton Rouge Mortgage Finance Authority, Louisiana,               10/07 at 102.00        Aaa          2,224,130
                 GNMA/FNMA Mortgage-Backed Securities Program, Family
                 Mortgage Revenue Refunding Bonds, Series 1997D,
                 5.900%, 10/01/30 (Alternative Minimum Tax)

        1,560   Jefferson Parish Home Mortgage Authority, Louisiana, Single           12/09 at 103.00        Aaa          1,665,019
                 Family Mortgage Revenue Refunding Bonds, Series 2000A-2,
                 7.500%, 12/01/30 (Alternative Minimum Tax)

                Jefferson Parish Home Mortgage Authority, Louisiana, Single Family
                Mortgage Revenue Bonds, Series 2000G-2:
        2,475    6.300%, 6/01/32 (Alternative Minimum Tax)                            12/10 at 102.00        Aaa          2,686,241
        1,575    5.550%, 6/01/32 (Alternative Minimum Tax)                            12/10 at 102.00        Aaa          1,591,632

       11,545   Orleans Parish School Board, Louisiana, Public School Refunding          No Opt. Call        AAA         14,584,106
                 Bonds, Series 1987, 9.000%, 2/01/09 - MBIA Insured

        9,310   Tobacco Settlement Financing Corporation, Louisiana, Tobacco           5/11 at 101.00        BBB          7,734,934
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.4%

        2,500   Maryland Health and Higher Educational Facilities Authority,           8/14 at 100.00        BBB          2,433,550
                 Revenue Bonds, Medstar Health, Series 2004, 5.375%, 8/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.0%

       12,000   Massachusetts, General Obligation Bonds, Consolidated Loan,           10/10 at 100.00        AAA         13,602,600
                 Series 2000C, 5.750%, 10/01/19 (Pre-refunded to 10/01/10)

        5,225   Massachusetts Development Financing Authority, Assisted Living        12/09 at 102.00        N/R          4,974,252
                 Revenue Bonds, Prospect House Apartments, Series 1999,
                 7.000%, 12/01/31

        1,640   Massachusetts Health and Educational Facilities Authority, Revenue     7/11 at 100.00        BBB          1,726,510
                 Bonds, UMass Memorial Health Care, Series 2001C, 6.500%, 7/01/21

        2,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue    12/08 at 102.00        BBB          1,895,400
                 Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%

        4,250   Detroit City School District, Wayne County, Michigan, Unlimited        5/12 at 100.00        AAA          4,575,848
                 Tax School Building and Site Improvement Bonds, Series 2001A,
                 5.500%, 5/01/20 - FSA Insured

       10,215   Detroit, Michigan, Water Supply System Revenue Refunding Bonds,          No Opt. Call        AAA         12,246,355
                 Series 1993, 6.500%, 7/01/15 - FGIC Insured

        5,100   Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds,      7/11 at 101.00        AAA          5,863,266
                 Series 2001A, 5.750%, 7/01/28 (Pre-refunded to 7/01/11) -
                 FGIC Insured



                                       15


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.2%

$       5,000   Dakota County Housing and Redevelopment Authority, Washington            No Opt. Call        AAA     $    6,999,700
                 County Housing and Redevelopment Authority, Bloomington, Minnesota,
                 Revenue Bonds, Single Family Residential Mortgage-Backed
                 Program, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

       20,000   Minnesota Agricultural and Economic Development Board, Health Care    11/10 at 101.00          A         21,517,800
                 System Revenue Bonds, Fairview Health Services, Series 2000A,
                 6.375%, 11/15/29


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.5%

        7,615   Kansas City Industrial Development Authority, Missouri, FNMA           1/07 at 102.00        AAA          8,137,389
                 Multifamily Housing Revenue Bonds, Royal Woods Apartments
                 Project, Series 1997, 5.600%, 1/01/30 (Alternative Minimum Tax)
                 (Mandatory put 1/01/10)

          365   Missouri Housing Development Commission, GNMA/FNMA Single Family       3/07 at 105.00        AAA            369,541
                 Mortgage Revenue Bonds, Homeownership Loan Program, Series 1997A-2,
                 7.300%, 3/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.3%

        2,985   NebHelp, Inc., Nebraska, Student Loan Program Revenue Bonds,           9/04 at 102.00        AAA          2,986,791
                 Series 1993B, 5.875%, 6/01/14  (Alternative Minimum Tax) -
                 MBIA Insured

        9,525   Nebraska Investment Finance Authority, Single Family Housing Revenue   3/05 at 101.50        AAA          9,733,121
                 Bonds, Series 1995B, 6.450%, 3/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.9%

       11,000   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00        AAA         11,910,690
                 Series 2002C, 5.500%, 6/15/19 - MBIA Insured

       14,530   Director of Nevada State Department of Business and Industry,          1/10 at 102.00        AAA         15,272,483
                 Revenue Bonds, Las Vegas Monorail Project, First Tier Series 2000,
                 5.625%, 1/01/34 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.7%

        3,400   New Jersey Transportation Trust Fund Authority, Transportation System  6/13 at 100.00        AA-          3,653,266
                 Bonds, Series 2003C, 5.500%, 6/15/22


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4%

                Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional
                Medical Center, Inc., Series 2004A:
          880    5.125%, 6/01/17                                                       6/14 at 100.00         A3            904,394
        1,295    5.125%, 6/01/19                                                       6/14 at 100.00         A3          1,316,368


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.0%

        8,485   New York City, New York, General Obligation Bonds, Fiscal             10/07 at 101.00          A          9,055,022
                 Series 1997G, 6.000%, 10/15/26

        5,000   New York City, New York, General Obligation Bonds, Fiscal              6/13 at 100.00          A          5,298,500
                 Series 2003J, 5.500%, 6/01/20

       10,000   New York City Municipal Finance Authority, New York, Water             6/14 at 100.00         AA         10,226,800
                 and Sewer System Revenue Bonds,  Fiscal Series 2004C,
                 5.000%, 6/15/22

        3,300   New York City Municipal Water Finance Authority, New York,             6/10 at 101.00      AA***          3,917,034
                 Water and Sewer System Revenue Bonds, Fiscal Series 2000B,
                 6.500%, 6/15/31 (Pre-refunded to 6/15/10)

                New York City Municipal Water Finance Authority, New York, Water
                and Sewer System Revenue Bonds, Fiscal Series 1996B:
        2,465    5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA Insured              6/06 at 101.00        AAA          2,686,751
        4,535    5.750%, 6/15/26 - MBIA Insured                                        6/06 at 101.00        AAA          4,821,839

        5,000   New York City Transitional Finance Authority, New York, Future         5/10 at 101.00        AA+          5,290,650
                 Tax Secured Bonds, Fiscal Series 2000C, 5.500%, 11/01/24

        5,570   New York City Transitional Finance Authority, New York, Future         2/14 at 100.00        AA+          5,692,540
                 Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22

        5,000   New York State Municipal Bond Bank Agency, Special School              6/13 at 100.00         A+          5,188,150
                 Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19

        5,000   Power Authority of the State of New York, General Revenue Bonds,      12/05 at 100.00        Aa2          5,251,500
                 Series 2000A, 5.500%, 11/15/16



                                       16

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      16,445   Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call        AAA     $   19,169,443
                 JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12
                 (Alternative Minimum Tax) - MBIA Insured

        5,400   New York Tobacco Settlement Financing Corporation, Tobacco Settlement  6/10 at 100.00        AA-          5,733,180
                 Asset-Backed and State Contingency Contract-Backed Bonds,
                 Series 2003A-1, 5.500%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 5.8%

        2,795   Charlotte, North Carolina, FHA-Insured Mortgage Revenue Bonds,        11/07 at 100.00        AAA          2,954,203
                 Double Oaks Apartments, Series 1992, 7.350%, 5/15/26

       19,775   North Carolina Eastern Municipal Power Agency, Power System Revenue    1/07 at 102.00        AAA         21,464,576
                 Refunding Bonds, Series 1996B, 5.875%, 1/01/21 - MBIA Insured

        7,420   North Carolina Medical Care Commission, Health System Revenue         10/11 at 101.00         AA          7,512,824
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/26


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.6%

        8,650   Cuyahoga County, Ohio, Hospital Improvement Revenue Bonds,             2/09 at 101.00         A-          8,959,843
                 MetroHealth System Project, Series 1999, 6.150%, 2/15/29


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.6%

        3,300   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,      6/09 at 100.00         B-          3,079,164
                 American Airlines, Inc., Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.2%

       11,000   Commonwealth of Pennsylvania, General Obligation Bonds,               10/09 at 101.00        AAA         12,247,620
                 2nd Series of 1999, 5.750%, 10/01/18 - MBIA Insured

        5,000   Philadelphia, Pennsylvania, General Obligation Bonds, Series 2001,     3/11 at 100.00        AAA          5,296,350
                 5.250%, 9/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.3%

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA          1,604,865
                 Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 5.5%

        4,590   Newport Housing Development Corporation, Rhode Island,                   No Opt. Call        AAA          4,991,074
                 Multifamily Mortgage Revenue Refunding Bonds, Broadway-West
                 Broadway Apartments, FHA-Insured Mortgage Section 8 Assisted
                 Project, Series 1995A, 6.800%, 8/01/24

       24,000   Rhode Island Health and Educational Building Corporation, Hospital     5/07 at 102.00        AAA         25,447,440
                 Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 1996,
                 5.750%, 5/15/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.0%

        2,000   Berkeley County School District, South Carolina, Installment          12/13 at 100.00         A-          1,998,660
                 Purchase Revenue Securing Assets for Education, Series 2003,
                 5.250%, 12/01/24

        4,405   Dorchester County School District No. 2, South Carolina, Installment  12/14 at 100.00          A          4,442,178
                 Purchase Revenue Bonds, Series 2004, 5.250%, 12/01/23

        6,500   South Carolina JOBS Economic Development Authority, Revenue Bonds,    11/12 at 100.00         A-          6,411,665
                 Bon Secours Health System, Inc., Series 2002A, 5.625%, 11/15/30

       10,000   Tobacco Settlement Revenue Management Authority, South Carolina,       5/11 at 101.00        BBB          9,121,200
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 17.0%

        3,135   Austin Housing Finance Corporation, Texas, Multifamily Housing        12/10 at 105.00        Aaa          3,501,482
                 Revenue Bonds, GNMA Collateralized Mortgage Loan - Santa
                 Maria Village Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

       13,270   Bexar County, Texas, Housing Finance Corporation, Multifamily Housing  5/16 at 100.00        N/R         12,669,134
                 Revenue Bonds, American Opportunity for Housing, Series 2001A,
                 7.500%, 5/01/33

        3,000   Bexar County, Texas, Housing Finance Corporation, Multifamily Housing  5/16 at 100.00        N/R          2,833,860
                 Revenue Bonds, American Opportunity for Housing, Series 2001B,
                 8.250%, 5/01/33


                                       17


                            Nuveen Investment Quality Municipal Fund, Inc. (NQM) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      18,710   Clear Creek Independent School District, Galveston and Harris Counties, 2/10 at 100.00       AAA     $   20,028,120
                 Texas, Unlimited Tax Schoolhouse and Refunding Bonds, Series 2000,
                 5.500%, 2/15/22

                Dallas Housing Corporation, Texas, Refunding and Capital Program
                Revenue Bonds, Section 8 Assisted Projects, Series 1990:
          445    7.700%, 8/01/05                                                       8/04 at 100.00       Baa1            449,450
        2,000    7.850%, 8/01/13                                                       8/04 at 100.00       Baa1          2,024,000

                Harris County Hospital District, Texas, Revenue Refunding Bonds,
                Series 1990:
        4,555    7.400%, 2/15/10 - AMBAC Insured                                         No Opt. Call        AAA          5,077,777
        6,800    7.400%, 2/15/10 - AMBAC Insured                                         No Opt. Call        AAA          7,811,364

        5,000   Harris County, Texas, Hospital District, Refunding Revenue Bonds,      8/10 at 100.00        AAA          5,539,900
                 Series 2000, 6.000%, 2/15/14 - MBIA Insured

        2,256   Heart of Texas Housing Finance Corporation, GNMA Collateralized        6/10 at 105.00        AAA          2,473,072
                 Mortgage Loan Revenue Bonds, Robinson Garden Project, Series 2000A,
                 7.375%, 6/20/35 (Alternative Minimum Tax)

       16,630   Houston, Texas, Water and Sewer System, Junior Lien Revenue              No Opt. Call        AAA          6,186,194
                 Refunding Bonds, Series 1998A, 0.000%, 12/01/22 - FSA Insured

        3,960   Stafford, Texas, Economic Development Corporation, Sales Tax Revenue   9/15 at 100.00        AAA          4,201,679
                  Bonds, Series 2000, 5.500%, 9/01/30 - FGIC Insured

        6,850   Tarrant County Health Facilities Development Corporation, Texas,      12/10 at 105.00        Aaa          7,965,797
                 Mortgage Revenue Bonds, GNMA Collateralized Mortgage Loan -
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton
                 Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor,
                 Series 2000A-1, 7.500%, 12/20/22

                Texas Turnpike Authority, Frist Tier Revenue Bonds, Central Texas Turnpike
                System, Series 2002A:
       10,000    0.000%, 8/15/21 - AMBAC Insured                                         No Opt. Call        AAA          4,039,200
       12,000    0.000%, 8/15/23 - AMBAC Insured                                         No Opt. Call        AAA          4,238,520

        3,965   Tyler Health Facilities Development Corporation, Texas, Hospital      11/07 at 102.00        AAA          4,091,880
                 Revenue Bonds, East Texas Medical Center, Series 1997C,
                 5.600%, 11/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3%

        1,960   City of Virginia Beach Development Authority, Virginia, Multifamily   10/14 at 102.00        N/R          1,827,622
                 Residential Rental Housing Revenue Bonds, The Hamptons and Hampton
                 Court Apartments Project, Series 1999, 7.500%, 10/01/39 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.1%

       11,345   Chelan County Public Utility District 1, Washington, Columbia            No Opt. Call        AAA          5,206,561
                 River-Rock Island Hydro-Electric System Revenue Refunding Bonds,
                 Series 1997A, 0.000%, 6/01/19 - MBIA Insured

       17,075   Port of Seattle, Washington, Limited Tax General Obligation Bonds,    12/10 at 100.00        AA+         17,858,401
                 Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax)

        5,000   Port of Seattle, Washington, Revenue Bonds, Series 2001B,             10/11 at 100.00        AAA          5,335,350
                 5.625%, 4/01/17 (Alternative Minimum Tax) - FGIC Insured

       16,750   Port of Seattle, Washington, Revenue Bonds, Series 2000A,              8/10 at 100.00        AAA         17,648,303
                 5.625%, 2/01/30 - MBIA Insured

        4,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,         11/13 at 100.00        AAA          4,298,720
                 Series 2003, 5.250%, 11/01/16 - FSA Insured

        5,630   State of Washington, Various Purpose General Obligation Bonds,         7/08 at 100.00        AAA          5,321,645
                 Series 1998A, 4.500%, 7/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9%

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00        BBB          4,962,600
                 Series 2003L, Appalachian Power Company Project, 5.500%, 10/01/22


                                       18

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.7%

$       4,850   Wisconsin, General Obligation Refunding Bonds, Series 2001-1,            No Opt. Call        AAA     $    5,400,133
                 5.500%, 5/01/13 - MBIA Insured

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Eagle River Memorial Hospital, Inc. Project, Series 2000:
        1,000    5.750%, 8/15/20 - RAAI Insured                                        8/10 at 101.00         AA          1,057,570
        3,000    5.875%, 8/15/30 - RAAI Insured                                        8/10 at 101.00         AA          3,106,080
------------------------------------------------------------------------------------------------------------------------------------
$     845,251   Total Long-Term Investments (cost $799,008,950) - 152.6%                                                840,010,536
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                     11,487,187
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.7)%                                                       (301,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  550,497,723
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.


                                 See accompanying notes to financial statements.


                                       19


                            Nuveen Select Quality Municipal Fund, Inc. (NQS)
                            Portfolio of
                                    INVESTMENTS April 30, 2004 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.0%

$       4,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement           2/09 at 101.00        AAA     $    4,461,480
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded to 2/01/09) -
                 FGIC Insured

       10,000   The Health Care Authority of Lauderdale County and the City of         7/10 at 102.00        AAA         10,889,300
                 Florence, Alabama, Revenue Bonds, Coffee Health Group, Series 2000A,
                 6.000%, 7/01/29 - FSA Insured

        5,155   Phenix City, Alabama, Industrial Development Board Environmental       5/12 at 100.00        BBB          5,348,416
                 Improvement Revenue Bonds, MeadWestvaco Project, 2002A,
                 6.350%, 5/15/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4%

        2,000   Kenai Peninsula Borough, Alaska, Central Kenai Peninsula Hospital      8/13 at 100.00        Aaa          2,022,740
                 Service Area Revenue Bonds, Series 2003, 5.000%, 8/01/23 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.8%

        3,750   Salt River Project Agricultural Improvement and Power District,       12/13 at 100.00        AAA          3,898,988
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

        4,500   Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax           No Opt. Call         A3          5,463,315
                 Refunding Bonds, Series 1993, 7.375%, 8/01/15


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 0.1%

          550   California Pollution Control Financing Authority, Pollution Control    4/11 at 102.00        AAA            580,828
                 Revenue Refunding Bonds, Pacific Gas and Electric Company,
                 Remarketed, Series 1996A, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 8.5%

       11,000   Colorado Department of Transportation, Revenue Anticipation            6/10 at 100.50        AAA         12,695,320
                 Bonds, Series 2000, 6.000%, 6/15/15 (Pre-refunded to
                 6/15/10) - AMBAC Insured

        9,250   Colorado Health Facilities Authority, Remarketed Revenue Bonds,        7/06 at 102.00          A         10,041,708
                 Kaiser Permanente, Series 1994A, 5.350%, 11/01/16

       16,995   Denver City and County, Colorado, Airport System Revenue Refunding    11/10 at 100.00        AAA         17,638,601
                 Bonds, Series 2000A, 5.625%, 11/15/23 (Alternative Minimum
                 Tax) - AMBAC Insured

       12,355   Northwest Parkway Public Highway Authority, Colorado, Senior Lien       6/11 at 40.52        AAA          3,353,518
                 Revenue Bonds, Series 2001B, 0.000%, 6/15/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.7%

        9,285   Connecticut Development Authority, Health Facility Revenue Refunding   8/04 at 102.00        N/R          8,951,204
                 Bonds, Alzheimer's Resource Center of Connecticut, Inc. Project,
                 Series 1994A, 7.250%, 8/15/21


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.1%

                District of Columbia, General Obligation Bonds, Series 1998B:
        5,000    6.000%, 6/01/19 - MBIA Insured                                          No Opt. Call        AAA          5,776,000
        7,265    5.250%, 6/01/26 - FSA Insured                                         6/08 at 101.00        AAA          7,366,565

        3,250   District of Columbia Tobacco Settlement Corporation, Tobacco           5/11 at 101.00        BBB          3,074,468
                 Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.1%

        5,665   Florida Housing Finance Corporation, Housing Revenue Bonds,            7/10 at 100.00        AAA          5,858,120
                 Park at Palm Bay, Series 2000R-1, 5.875%, 1/01/33 (Alternative
                 Minimum Tax) - FSA Insured

        1,710   State of Florida, Full Faith and Credit, State Board of Education,     6/05 at 101.00        AA+          1,774,724
                 Public Education Capital Outlay Refunding Bonds, Series 1995E,
                 5.125%, 6/01/15


                                       20

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       4,550   JEA, Florida, Water and Sewer System Revenue Bonds, Series 2002A,      4/07 at 100.00        AAA     $    4,679,311
                 5.375%, 10/01/30 - MBIA Insured

                Lee County, Florida, Airport Revenue Bonds, Series 2000A:
        3,075    5.875%, 10/01/18 (Alternative Minimum Tax) - FSA Insured             10/10 at 101.00        AAA          3,342,556
        4,860    5.875%, 10/01/19 (Alternative Minimum Tax) - FSA Insured             10/10 at 101.00        AAA          5,280,633


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.8%

        3,750   City of Atlanta, Georgia, Airport General Revenue Bonds,               1/10 at 101.00        AAA          3,883,688
                 Series 2000B, 5.625%, 1/01/30 (Alternative Minimum Tax) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.9%

        5,000   Chicago, Illinois, General Obligation Project and Refunding Bonds,     1/06 at 102.00        AAA          5,028,700
                 Series 1996B, 5.125%, 1/01/25 - FGIC Insured

        5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods             7/10 at 101.00        AAA          6,957,884
                 Alive 21 Program, Series 2000A, 6.500%, 1/01/35 (Pre-refunded to 7/01/10) - FGIC Insured

                Chicago School Reform Board of Trustees of the Chicago Board of
                Education, Illinois, Unlimited Tax General Obligation Bonds,
                Dedicated Tax Revenues, Series 1997:
        4,000    5.750%, 12/01/20 (Pre-refunded to 12/01/07) - AMBAC Insured          12/07 at 102.00        AAA          4,533,400
       10,300    5.750%, 12/01/27 - AMBAC Insured                                     12/07 at 102.00        AAA         11,501,392

        7,555   Chicago School Reform Board of Trustees of the Chicago Board          12/07 at 102.00        AAA          7,649,362
                 of Education, Illinois, Unlimited Tax General Obligation Bonds,
                 Dedicated Tax Revenues, Series 1997A, 5.250%, 12/01/27 -
                 AMBAC Insured

        3,415   Chicago School Reform Board of Trustees of the Chicago Board             No Opt. Call        AAA          1,035,530
                 of Education, Illinois, Unlimited Tax General Obligation Bonds,
                 Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/25 -
                 FGIC Insured

        5,000   Chicago, Illinois, Special Facility Revenue Bonds, O'Hare International  No Opt. Call        N/R          2,243,750
                 Airport, United Air Lines, Inc. Project, Series 2001A, 6.375%, 11/01/35
                 (Alternative Minimum Tax) (Mandatory put 5/01/13)#

       15,000   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue       1/11 at 101.00        AAA         15,195,300
                 Bonds, O'Hare International Airport, Series 2001A, 5.375%, 1/01/32
                 (Alternative Minimum Tax) - AMBAC Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge Revenue
                Bonds, O'Hare International Airport, Series 2001C:
        3,770    5.100%, 1/01/26 (Alternative Minimum Tax) - AMBAC Insured             1/11 at 101.00        AAA          3,733,129
        5,360    5.250%, 1/01/32 (Alternative Minimum Tax) - AMBAC Insured             1/11 at 101.00        AAA          5,378,063

        2,000   Illinois Health Facilities Authority, Revenue Bonds, Midwest Care      2/11 at 102.00        Aaa          2,087,640
                 Center I, Inc., Series 2001, 5.950%, 2/20/36

                Illinois Health Facilities Authority, Revenue Bonds, Condell Medical
                Center, Series 2002:
       10,000    5.750%, 5/15/22                                                       5/12 at 100.00         A3         10,314,400
        4,000    5.500%, 5/15/32                                                       5/12 at 100.00         A3          3,972,160

        4,500   Community Unit School District No. 300, Counties of Kane, McHenry,    12/11 at 100.00        AAA          4,872,870
                 Cook, and DeKalb, Illinois, General Obligation Bonds, Series 2000,
                 5.500%, 12/01/18 - MBIA Insured

        2,920   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place  6/12 at 101.00        AAA          2,909,984
                 Expansion Project Bonds, Series 2002A, 5.000%, 12/15/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.8%

        4,640   Avon Community School Building Corporation, Hendricks County, Indiana, 7/04 at 101.00        AAA          4,720,226
                 First Mortgage Bonds, Series 1994, 5.500%, 1/01/16 (Pre-refunded to
                 7/01/04) - MBIA Insured

        4,550   Beacon Heights Housing Development Corporation, Indiana, Multifamily   6/04 at 100.00        AAA          4,556,643
                 Mortgage Revenue Refunding Bonds, FHA Mortgage-Section 8 Assisted
                 Project, Series 1991A, 7.625%, 2/01/21

        2,040   Indiana Housing Finance Authority, Single Family Mortgage Revenue      1/10 at 100.00        Aaa          2,119,601
                  Bonds, Series 2000D-3, 5.950%, 7/01/26 (Alternative Minimum Tax)

        7,660   Hospital Authority of St. Joseph County, Indiana, Health System        2/11 at 100.00        AAA          7,961,268
                 Revenue Bonds, Series 2000, Memorial Health System,
                 5.625%, 8/15/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.0%

        5,000   Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas      No Opt. Call         A3          5,262,300
                 City Power and Light Company Project, Series 1998A, 4.750%, 9/01/15
                 (Mandatory put 10/01/07)



                                       21


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.6%

$       2,945   Lakeland Wesley Village, Inc., Kentucky, Mortgage Revenue Refunding    5/04 at 100.00        N/R     $    2,970,828
                 Bonds, Lakeland Wesley  Village I Elderly Section 8 Assisted
                 Project/FHA Insured Mortgage, Series 1991, 7.500%, 11/01/21


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7%

        7,500   Maryland Health and Higher Educational Facilities Authority, Revenue   7/09 at 101.00      AA***          8,631,975
                 Bonds, Johns Hopkins University, Series 1999, 6.000%, 7/01/39
                 (Pre-refunded to 7/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.0%

        3,545   Boston Housing Development Corporation, Massachusetts, Mortgage        7/04 at 102.00        AAA          3,571,375
                 Revenue Bonds, FHA-Insured  Mortgage Loans-Section 8 Assisted
                 Projects, Series 1994A, 5.500%, 7/01/24 - MBIA Insured

        1,595   Massachusetts Educational Financing Authority, Student Loan Revenue   12/09 at 101.00        AAA          1,673,506
                 Refunding Bonds, Series 2000G, 5.700%, 12/01/11 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 8.7%

       10,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,             1/10 at 101.00        AAA         11,398,400
                 Series 1999A, 5.750%, 7/01/26 (Pre-refunded to 1/01/10) -
                 FGIC Insured

        3,625   Ingham, Livingston and Shiawassee Counties, Fowlerville Community      5/07 at 100.00        AAA          3,975,574
                 Schools, Michigan, School Building and Site Bonds, Series 1996,
                 5.600%, 5/01/26 (Pre-refunded to 5/01/07) - MBIA Insured

        3,275   Michigan State Hospital Finance Authority, Revenue Refunding Bonds,    8/04 at 101.00        Ba3          2,745,498
                 Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        6,525   Michigan State Hospital Finance Authority, Revenue Bonds, Ascension   11/09 at 101.00        AAA          7,461,337
                 Health Credit Group, Series 1999A, 5.750%, 11/15/16 (Pre-refunded to 11/15/09) - MBIA Insured

        6,000   Michigan Strategic Fund, Collateralized Limited Obligation Revenue     9/11 at 100.00         A-          6,065,100
                 Refunding Pollution Control Bonds, Fixed Rate Conversion, Detroit
                 Edison Company, Series 1999C, 5.650%, 9/01/29 (Alternative Minimum Tax)

        7,500   Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds,  12/12 at 100.00        AAA          7,658,325
                 Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 (Alternative
                 Minimum Tax) - XLCA Insured

        5,900   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue     11/11 at 100.00        AAA          5,963,897
                 Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/35 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.4%

          230   Housing and Redevelopment Authorities of the Counties of Chisago,      9/04 at 102.85        AAA            236,626
                 Southcentral Minnesota, and Stearns, Single Family Mortgage
                 Revenue Bonds, Fannie Mae Mortgage-Backed Securities Program,
                 Series 1994B, 7.050%, 9/01/27 (Alternative Minimum Tax)

        7,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/11 at 100.00        AAA          7,099,680
                 Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32 -
                 FGIC Insured

        4,815   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,        7/09 at 100.00        AA+          4,924,349
                 Series 2000C, 6.100%, 7/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        1,500   Missouri-Illinois Metropolitan District Bi-State Development Agency,  10/13 at 100.00        AAA          1,504,185
                 Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County
                 Extension Project, Series 2002B, 5.000%, 10/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.5%

        7,395   Nebraska Investment Finance Authority, Single Family Housing Revenue   3/05 at 101.50        AAA          7,496,459
                 Bonds, Series 1995A, 6.800%, 3/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 8.6%

        4,885   Clark County, Nevada, General Obligation Limited Tax Bond Bank Bonds,  7/10 at 100.00         AA          5,307,113
                 Series 2000, 5.500%, 7/01/18

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue Bonds,   7/10 at 101.00        AAA          8,689,725
                 Series 1999A, 6.000%, 7/01/29 (Pre-refunded to 7/01/10) -
                 MBIA Insured

       10,000   Clark County School District, Nevada, General Obligation Limited Tax   6/06 at 101.00        AAA         10,951,500
                 School Improvement Bonds, Series 1996, 6.000%, 6/15/15
                 (Pre-refunded to 6/15/06) - FGIC Insured

        1,950   Director of Nevada State Department of Business and Industry, Revenue  1/10 at 102.00        AAA          2,049,645
                 Bonds, Las Vegas Monorail Project, First Tier Series 2000,
                 5.625%, 1/01/32 - AMBAC Insured


                                       22

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$      10,000   Truckee Meadows Water Authority, Nevada, Water Revenue Bonds,          7/11 at 100.00        AAA     $   10,166,400
                 Series 2001A, 5.250%, 7/01/34 -  FSA Insured

        6,000   Washoe County, Nevada, Reno-Sparks Convention & Visitors               1/10 at 100.00        AAA          6,981,960
                 Authority, General Obligation Limited Tax and Revenue Bonds,
                 Series 1999A, 6.375%, 7/01/23 (Pre-refunded to 1/01/10) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 6.4%

        2,400   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00       BBB-          2,627,616
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30

        3,000   New Jersey Housing and Mortgage Finance Agency, Multifamily Housing   11/07 at 101.50        AAA          3,050,700
                 Revenue Bonds, Series 1997A, 5.550%, 5/01/27 (Alternative
                 Minimum Tax) - AMBAC Insured

       17,670   New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue    10/10 at 100.00        AAA         18,408,429
                 Bonds, Series 2000CC, 5.850%, 10/01/25 (Alternative Minimum
                 Tax) - MBIA Insured

        9,645   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/12 at 100.00        BBB          8,619,544
                 Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 4.5%

        8,500   Farmington, New Mexico, Pollution Control Revenue Refunding            4/06 at 101.00        BBB          8,531,960
                 Bonds, Public Service Company of New Mexico - San Juan
                 Project, Series 1997B, 5.800%, 4/01/22

                New Mexico Hospital Equipment Loan Council, Hospital Revenue
                Bonds, Presbyterian Healthcare Services, Series 2001A:
        8,000    5.500%, 8/01/25                                                       8/11 at 101.00        Aa3          8,139,920
        6,200    5.500%, 8/01/30                                                       8/11 at 101.00        Aa3          6,275,268


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.9%

        7,000   Metropolitan Transportation Authority, New York, State Service         7/12 at 100.00        AA-          7,013,370
                 Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1997G:
        1,410    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                          10/07 at 101.00        Aaa          1,593,779
        7,880    6.000%, 10/15/26                                                     10/07 at 101.00          A          8,409,378

        5,000   New York City Municipal Water Finance Authority, New York,             6/09 at 101.00        AAA          5,008,850
                 Water and Sewer System Revenue Bonds, Fiscal Series 1999B,
                 5.000%, 6/15/29 - FSA Insured

        6,000   New York City Municipal Water Finance Authority, New York,             6/09 at 101.00        AAA          6,216,360
                 Water and Sewer System Revenue Bonds, Fiscal Series 2000A,
                 5.500%, 6/15/32 - FGIC Insured

        2,255   New York City Transit Authority, New York, Metropolitan                1/10 at 101.00        AAA          2,479,350
                 Transportation Authority, Triborough Bridge and Tunnel Authority,
                 Certificates of Participation, Series 2000A, 5.750%, 1/01/20 -
                 AMBAC Insured

        9,750   New York City Transitional Finance Authority, New York, Future Tax     5/10 at 101.00     AA+***         11,296,545
                 Secured Bonds, Fiscal Series 2000B, 6.000%, 11/15/29 (Pre-refunded to 5/15/10)

       10,000   Dormitory Authority of the State of New York, New York City, Court     5/10 at 101.00          A         10,551,300
                 Facilities Lease Revenue Bonds, Series 1999, 6.000%, 5/15/39

        5,650   Dormitory Authority of the State of New York, Improvement Revenue      8/09 at 101.00        AAA          5,827,241
                 Bonds, Mental Health Services Facilities, Series 1999D,
                 5.250%, 8/15/24 - FSA Insured

        5,400   State of New York Mortgage Agency, Homeowner Mortgage Revenue          3/09 at 101.00        Aa1          5,462,532
                 Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)

        7,545   New York State Urban Development Corporation, Corporate Purpose        7/06 at 102.00        AAA          7,755,355
                 Senior Lien Bonds, Series 1996, 5.500%, 7/01/26

        5,000   New York State Urban Development Corporation, Service Contract           No Opt. Call        AA-          5,499,450
                 Revenue Bonds, Correctional and Youth Facilities, Series 2002A,
                 5.500%, 1/01/17 (Mandatory put 1/01/11)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.6%

       18,555   North Carolina Eastern Municipal Power Agency, Power System Revenue    7/04 at 100.00        AAA         18,605,655
                  Refunding Bonds, Series 1993B, 5.500%, 1/01/17 - FGIC Insured



                                       23


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.1%

$      10,000   Grand Forks, North Dakota, Sales Tax Revenue Bonds, Aurora Project,   12/07 at 100.00        AAA     $   10,560,400
                 Series 1997A, 5.625%, 12/15/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.3%

                Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering
                Medical Center, Series 1999:
        5,000    6.750%, 4/01/18                                                       4/10 at 101.00         A3          5,508,950
        5,000    6.750%, 4/01/22                                                       4/10 at 101.00         A3          5,441,800

          785   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00        Aaa            818,543
                 Program, Residential Mortgage  Revenue Bonds, Series 2000C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.8%

       10,000   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,     12/08 at 100.00         B-          9,197,900
                 American Airlines, Inc., Series 2001B, 5.650%, 12/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.0%

           95   Delaware River Port Authority, New Jersey and Pennsylvania, Revenue    1/10 at 100.00        AAA            105,283
                 Bonds, Series 1999, 5.750%, 1/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4%

        3,000   Puerto Rico Public Buildings Authority, Guaranteed Government          7/17 at 100.00        AAA          2,020,500
                 Facilities Revenue Refunding Bonds, Series 2002D, 0.000%, 7/01/31 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.0%

       10,000   Greenville County School District, South Carolina, Installment        12/12 at 101.00        AA-         10,995,000
                 Purchase Revenue Bonds, Series 2002, 6.000%, 12/01/21

        3,750   Greenwood County, South Carolina, Hospital Revenue Bonds,             10/11 at 100.00          A          3,791,888
                 Self Memorial Hospital, Series 2001, 5.500%, 10/01/31

        2,500   Lexington County Health Service District, South Carolina, Hospital    11/13 at 100.00          A          2,599,225
                 Revenue Refunding and Improvement Bonds, Series 2003,
                 5.750%, 11/01/28

        1,870   South Carolina Housing Finance and Development Authority, Mortgage     6/10 at 100.00        Aaa          1,882,753
                 Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 (Alternative
                 Minimum Tax) - FSA Insured

                Tobacco Settlement Revenue Management Authority, South Carolina,
                Tobacco Settlement Asset-Backed Bonds, Series 2001B:
       11,530    6.000%, 5/15/22                                                       5/11 at 101.00        BBB         10,663,405
        4,000    6.375%, 5/15/28                                                       5/11 at 101.00        BBB          3,648,480
        3,000    6.375%, 5/15/30                                                         No Opt. Call        BBB          2,712,210


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.1%

        2,500   South Dakota Education Loans, Inc., Revenue Bonds, Subordinate         6/08 at 102.00         A2          2,580,400
                 Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)

        6,445   Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds,        10/14 at 100.00        AAA          8,309,281
                 Great Plains Hotel Corporation Project, Series 1989,
                 8.500%, 11/01/16 (Alternative Minimum Tax) (Pre-refunded
                 to 10/15/14)


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 6.6%

        5,000   Knox County Health, Educational, and Housing Facilities Board,         4/12 at 101.00       Baa2          5,102,450
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Inc., Series 2002, 6.500%, 4/15/31

       20,060   Knox County Health, Educational, and Housing Facility Board,            1/13 at 80.49        AAA         10,531,701
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2002A, 0.000%, 1/01/17 - FSA Insured

       12,500   Metropolitan Government Nashville-Davidson County Health and          11/09 at 101.00        AAA         14,345,250
                 Educational Facilities Board, Tennessee, Revenue Bonds, Ascension
                 Health Credit Group, Series 1999A, 5.875%, 11/15/28 (Pre-refunded to 11/15/09) - AMBAC Insured

                Tennessee Housing Development Agency, Homeownership Program Bonds,
                Issue 2000-1:
        1,785    5.750%, 7/01/10 (Alternative Minimum Tax)                               No Opt. Call         AA          1,856,811
        2,145    6.000%, 7/01/13 (Alternative Minimum Tax) - MBIA Insured              7/10 at 101.00        AAA          2,218,037


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.7%

$      10,000   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call        BBB     $   10,573,300
                 Bonds, TXU Electric Company Project, Series 2001C, 5.750%, 5/01/36
                 (Alternative Minimum Tax) (Mandatory put 11/01/11)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue Refunding     4/13 at 101.00        BBB          5,839,759
                 Bonds, TXU Electric Company Project, Series 1999C, 7.700%, 3/01/32
                 (Alternative Minimum Tax)

        4,500   Brazos River Authority, Texas, Revenue Bonds, Reliant Energy, Inc.,   12/08 at 102.00       BBB-          4,896,990
                 Series 1999B, 7.750%, 12/01/18

        5,500   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue       12/11 at 100.00        AAA          5,463,095
                 Bonds, Series 2001A, 5.000%, 12/01/31 - AMBAC Insured

        1,550   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue     4/11 at 101.00        BBB          1,640,675
                 Bonds, Valero Energy Corporation Project, Series 2001,
                 6.650%, 4/01/32 (Alternative Minimum Tax)

        4,590   Houston, Texas, Airport System Subordinate Lien Revenue Bonds, Series  7/10 at 100.00        AAA          4,692,908
                 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax) - FSA Insured

        5,000   Houston Community College, Texas, Limited Tax General Obligation       2/13 at 100.00        AAA          5,001,400
                 Bonds, Series 2003, 5.000%, 2/15/26 - AMBAC Insured

        3,500   Houston, Texas, Water and Sewer System, Junior Lien Revenue           12/12 at 100.00        AAA          3,482,010
                 Refunding Bonds, Series 2002A, 5.000%, 12/01/30 - FSA Insured

        5,000   Katy Independent School District, Harris Fort Bend, and Waller         2/12 at 100.00        AAA          5,000,600
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/27

        9,000   Matagorda County Navigation District 1, Texas, Collateralized Revenue    No Opt. Call        AAA          8,965,170
                 Refunding Bonds, Houston Light and Power Company Project,
                 Series 1997, 5.125%, 11/01/28 (Alternative Minimum Tax) -
                 AMBAC Insured

        1,355   Panhandle Regional Housing Finance Corporation, Texas, GNMA            5/04 at 100.00        AAA          1,361,003
                 Mortgage-Backed Securities Program, Single Family Mortgage Revenue
                 Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)

        4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply System        10/12 at 100.00       Baa2          4,932,274
                 Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21

        5,500   Spring Independent School District, Texas, Harris County, Texas,       8/11 at 100.00        AAA          5,501,265
                 Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%, 8/15/26

        4,520   State of Texas, General Obligation Bonds, Water Financial Assistance,  8/09 at 100.00        Aa1          4,668,166
                 State Participation Program, Series 1999C, 5.500%, 8/01/35

        4,270   Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA           10/04 at 103.00        AAA          4,329,054
                 Mortgage-Backed Securities Program, Single Family Mortgage
                 Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.9%

        3,565   Utah Associated Municipal Power System, Revenue Bonds, Payson          4/13 at 100.00        AAA          3,578,868
                 Power Project, Series 2003A, 5.000%, 4/01/24 - FSA Insured

       16,050   Utah County, Utah, Hospital Revenue Bonds, IHC Health Services, Inc.,  8/07 at 101.00        AAA         16,336,493
                 Series 1997, 5.250%, 8/15/26 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.3%

                Vermont Educational and Health Buildings Financing Agency,
                Revenue Bonds, Fletcher Allen Health Care Project, Series 2000A:
        3,720    6.125%, 12/01/15 - AMBAC Insured                                     12/10 at 101.00        AAA          4,211,710
        4,265    6.250%, 12/01/16 - AMBAC Insured                                     12/10 at 101.00        AAA          4,875,364

        2,430   Vermont Housing Finance Agency, Single Family Housing Bonds,          11/09 at 100.00        AAA          2,505,014
                 Series 2000-13A, 5.950%, 11/01/25 (Alternative Minimum
                 Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.3%

        8,810   Chelan County Public Utility District 1, Washington, Hydro             7/11 at 101.00        AAA          9,120,905
                 Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36
                 (Alternative Minimum Tax) - MBIA Insured

        7,225   Port of Seattle, Washington, Special Facility Revenue Bonds,           3/10 at 101.00        AAA          7,904,943
                 Terminal 18, Series 1999B, 6.000%, 9/01/20 (Alternative Minimum
                 Tax) - MBIA Insured



                                       25


                            Nuveen Select Quality Municipal Fund, Inc. (NQS) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.0%

$       5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         10/11 at 100.00        BBB     $    4,962,600
                 Appalachian Power Company Project, Series 2003L, 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.2%

       10,000   Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco    6/12 at 100.00        BBB          9,300,900
                 Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27

        5,000   Madison, Wisconsin, Industrial Development Revenue Refunding Bonds,    4/12 at 100.00        AA-          5,196,500
                 Madison Gas and Electric Company Projects, Series 2002A,
                 5.875%, 10/01/34 (Alternative Minimum Tax)

        2,100   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,  8/13 at 100.00          A          2,059,234
                 Wheaton Franciscan Services, Inc., Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------------
$     770,310   Total Long-Term Investments (cost $740,206,209) - 151.2%                                                778,601,611
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

        2,500   Alachua County Health Facilities Authority, Florida, Continuing Care                      VMIG-1          2,500,000
                 Retirement Community Revenue Bonds, Oak Hammock Project, Variable
                 Rate Demand Obligations, Series 2002A, 1.100%, 10/01/32+
------------------------------------------------------------------------------------------------------------------------------------
$       2,500   Total Short-Term Investments (cost $2,500,000)                                                            2,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $742,706,209) - 151.7%                                                          781,101,611
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                     12,914,163
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.2)%                                                       (279,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  515,015,774
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.



                                       26


                            Nuveen Quality Income Municipal Fund, Inc. (NQU)
                            Portfolio of
                                  INVESTMENTS April 30, 2004 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.4%

$       3,500   Bessemer Governmental Utility Services Corporation, Alabama,           6/08 at 102.00        AAA     $    3,569,265
                 Water Supply Revenue Bonds, Series 1998, 5.200%, 6/01/24 -
                 MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capitol Improvement
                Warrants, Series 2001A:
        7,475    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured              2/11 at 101.00        AAA          8,439,350
        6,340    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured              2/11 at 101.00        AAA          7,121,278
        6,970    5.500%, 2/01/31 (Pre-refunded to 2/01/11) - FGIC Insured              2/11 at 101.00        AAA          7,869,200


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.8%

        6,360   Alaska Housing Finance Corporation, Governmental Purpose Bonds,       12/05 at 102.00        AAA          6,590,995
                 Series 1995A, 5.875%, 12/01/30 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.4%

        5,350   Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose  7/13 at 100.00        Aaa          5,371,507
                 Stadium Facility Project, Series 2003A, 5.000%, 7/01/28 -
                 MBIA Insured

        5,000   The Industrial Development Authority of the County of Maricopa,        9/10 at 103.00        AAA          5,034,300
                 Arizona, Multifamily Housing Revenue Bonds, Bay Club at Mesa Cove
                 Project, Series 2000A, 5.800%, 9/01/35 - MBIA Insured

        1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002,      No Opt. Call        AAA          1,098,410
                 5.250%, 7/01/17 - FGIC Insured

        8,010   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00         AA          8,140,002
                 Arizona, Electric System Revenue Refunding Bonds, Salt River Project,
                 Series 2002A, 5.125%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.4%

        2,935   Arkansas Development Finance Authority, FNMA/GNMA Mortgage-Backed      7/05 at 102.00        AAA          3,025,104
                 Securities Program, Single Family Mortgage Bonds, Series 1995B,
                 6.700%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.3%

        5,000   California State, General Obligation Veterans Welfare Bonds,           6/04 at 102.00          A          5,007,900
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

       10,000   California, Various Purpose General Obligation Bonds, Series 1999,     4/09 at 101.00        AAA          9,502,200
                 4.750%, 4/01/29 - MBIA Insured

       14,600   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/28     8/13 at 100.00       Baa1         14,440,422

        1,000   California Department of Water Resources, Power Supply Revenue Bonds,  5/12 at 101.00         A3          1,084,270
                 Series 2002A, 5.750%, 5/01/17

       17,000   California State Public Works Board, Lease Revenue Bonds, Department  11/04 at 102.00        Aaa         17,834,190
                 of Corrections, Soledad II State Prison, Series 1994A,
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

        8,500   Foothill-Eastern Transportation Corridor Agency, California, Toll      1/10 at 100.00        AAA          8,413,810
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 - MBIA Insured

        2,500   Los Angeles Community Redevelopment Agency, California, Tax            7/04 at 100.00     BBB***          2,515,200
                 Allocation Refunding Bonds, Central Business District Redevelopment
                 Project, Series 1987G, 6.750%, 7/01/10


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.7%

       10,000   Denver City and County, Colorado, Airport System Revenue Refunding    11/10 at 100.00        AAA         10,378,700
                 Bonds, Series 2000A, 5.625%, 11/15/23 (Alternative Minimum Tax) -
                 AMBAC Insured

       12,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/07 at 101.00        AAA         11,783,280
                 Series 1997A, 4.750%, 9/01/23 - MBIA Insured

       14,400   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         9/10 at 65.63        AAA          6,965,568
                 Series 2000B, 0.000%, 9/01/17 - MBIA Insured

        8,740   Poudre School District R-1, Larimer County, Colorado, General         12/10 at 100.00        AAA          9,118,180
                 Obligation Bonds, Series 2000, 5.125%, 12/15/19 - FGIC Insured


                                       27


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)


    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.6%

$       4,395   Bridgeport, Connecticut, General Obligation Bonds, Series 2001C,       8/11 at 100.00        AAA     $    4,731,613
                 5.375%, 8/15/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.7%

        5,000   Washington Convention Center Authority, District of Columbia, Senior  10/08 at 101.00        AAA          5,270,250
                 Lien Dedicated Tax Revenue Bonds, Series 1998, 5.250%, 10/01/17 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7%

        2,250   Dade County, Florida, Water and Sewer System Revenue Bonds,           10/07 at 102.00        AAA          2,430,518
                 Series 1997, 5.375%, 10/01/16 - FGIC Insured

        5,300   Escambia County Health Facilities Authority, Florida, Revenue Bonds,     No Opt. Call         AA          5,660,506
                 Ascension Health Credit Group, Series 2003A, 5.250%, 11/15/14

        5,000   Orange County Health Facility Authority, Florida, Hospital Revenue    11/10 at 101.00          A          5,384,950
                 Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2000,
                 6.500%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.4%

       10,000   Hawaii Department of Transportation, Airport System Revenue            7/10 at 101.00        AAA         10,880,200
                 Refunding Bonds, Series 2000B, 5.750%, 7/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.2%

        6,450   Chicago, Illinois, General Obligation Project and Refunding Bonds,     7/12 at 100.00        AAA          6,670,268
                 Series 2002A, 5.000%, 1/01/18 - AMBAC Insured

       32,670   Chicago, Illinois, General Obligation Bonds, City Colleges of Chicago    No Opt. Call        AAA          6,806,795
                 Capital Improvement Project, Series 1999, 0.000%, 1/01/32 -
                 FGIC Insured

        5,000   Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21    7/10 at 101.00        AAA          5,495,600
                 Program, Series 2000A, 6.000%, 1/01/28 - FGIC Insured

        5,045   Chicago, Illinois, General Obligation Refunding Bonds, Series 2000D,   1/10 at 101.00        AAA          5,403,145
                 5.750%, 1/01/30 - FGIC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Revenues, Series 2001C:
        1,000    5.500%, 12/01/18 - FSA Insured                                       12/11 at 100.00        AAA          1,082,860
        3,690    5.000%, 12/01/19 - FSA Insured                                       12/11 at 100.00        AAA          3,812,102
        3,000    5.000%, 12/01/20 - FSA Insured                                       12/11 at 100.00        AAA          3,083,730
        2,000    5.000%, 12/01/21 - FSA Insured                                       12/11 at 100.00        AAA          2,048,100

                Chicago School Reform Board of Trustees of the Chicago Board of
                Education, Illinois, Unlimited Tax General Obligation Bonds,
                Dedicated Tax Revenues, Series 1998B-1:
        9,400    0.000%, 12/01/14 - FGIC Insured                                         No Opt. Call        AAA          5,760,320
        4,400    0.000%, 12/01/15 - FGIC Insured                                         No Opt. Call        AAA          2,532,244

       12,750   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A,        1/09 at 101.00        AAA         12,497,933
                 5.125%, 1/01/35 (Alternative Minimum Tax) - MBIA Insured

                Chicago, Illinois, Second Lien Wastewater Transmission Revenue
                Bonds, Series 2000:
        8,000    5.750%, 1/01/25 - MBIA Insured                                        1/10 at 101.00        AAA          8,571,600
        7,750    6.000%, 1/01/30 (Pre-refunded to 1/01/10) - MBIA Insured              1/10 at 101.00        AAA          8,933,503

       10,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa Health       2/10 at 101.00        AAA         10,652,300
                 System, Series 2000, 5.875%, 2/15/30 - AMBAC Insured

        2,545   Illinois Housing Development Authority, Section 8 Elderly Housing      9/04 at 100.00          A          2,556,173
                 Revenue Bonds, Garden House of Maywood Development,
                 Series 1992, 7.000%, 9/01/18

                Illinois Educational Facilities Authority, Student Housing
                Revenue Bonds, Educational Advancement Foundation Fund,
                University Center Project, Series 2002:
        3,000    6.625%, 5/01/17                                                       5/12 at 101.00       Baa2          3,221,850
        1,800    6.000%, 5/01/22                                                       5/12 at 101.00       Baa2          1,820,574

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           12/10 at 100.00        AAA          5,364,200
                 Series 2000, 5.450%, 12/01/21 - MBIA Insured

        3,320   Joliet Regional Port District, Illinois, Airport Facilities Revenue    7/07 at 103.00        N/R          2,951,380
                 Bonds, Lewis University Airport, Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       4,500   Community Unit School District No. 300, Counties of Kane, McHenry,    12/11 at 100.00        AAA     $    4,872,870
                 Cook, and DeKalb, Illinois, General Obligation Bonds, Series 2000,
                 5.500%, 12/01/18 - MBIA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place  6/12 at 101.00        AAA          2,262,214
                 Expansion Project Bonds, Series 2002A, 5.000%, 12/15/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.8%

        3,240   Indiana Health Facility Financing Authority, Hospital Revenue Bonds,   7/12 at 100.00        AAA          3,483,227
                 Marion General Hospital Project, Series 2002, 5.625%, 7/01/19 -
                 AMBAC Insured

        5,125   Petersburg, Indiana, Pollution Control Revenue Refunding Bonds,       12/04 at 102.00          A          5,332,409
                 Indianapolis Power and Light Company, Series 1995A,
                 6.625%, 12/01/24 - ACA Insured

        5,730   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,          2/08 at 101.00        AAA          5,337,094
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1%

        8,585   Iowa Finance Authority, Hospital Facilities Revenue Bonds, Iowa        7/08 at 102.00        AAA          8,624,920
                 Health System, Series 1998A, 5.125%, 1/01/28 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.6%

        4,585   Unified School District No. 232 of Johnson County, Kansas, General     9/10 at 100.00        Aaa          4,641,029
                 Obligation Bonds, Series 2000, 4.750%, 9/01/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.3%

        2,500   Commonwealth of Kentucky, State Property and Buildings Commission,     2/12 at 100.00        AAA          2,780,025
                 Revenue Refunding Bonds, Project No. 74, Series 2002,
                 5.375%, 2/01/18 (Pre-refunded to 2/01/12) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.0%

       10,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,           No Opt. Call        AAA         10,923,700
                 Franciscan Missionaries of Our Lady Health System, Series 1998A,
                 5.750%, 7/01/25 - FSA Insured

        5,500   Louisiana Public Facilities Authority, Revenue Bonds, Tulane           7/12 at 100.00        AAA          5,499,615
                 University, Series 2002A, 5.000%, 7/01/32 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 7.4%

        7,405   Massachusetts Health and Educational Facilities Authority, Revenue       No Opt. Call        AAA          8,151,720
                 Bonds, Massachusetts Institute of Technology, Series 2002K,
                 5.500%, 7/01/32

        6,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue    12/08 at 102.00        BBB          5,686,200
                 Refunding Bonds, Ogden Haverhill Project, Series 1998A,
                 5.600%, 12/01/19 (Alternative Minimum Tax)

        8,500   Massachusetts Turnpike Authority, Metropolitan Highway System          1/07 at 102.00        AAA          8,398,255
                 Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

       13,500   Massachusetts Turnpike Authority, Metropolitan Highway System          1/09 at 101.00        AAA         13,313,025
                 Revenue Bonds, Subordinated Series 1999A, 5.000%, 1/01/39 -
                 AMBAC Insured

        6,945   Massachusetts Water Pollution Abatement Trust, Revenue Bonds,          8/09 at 101.00        AAA          7,474,417
                 MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29

       10,000   Massachusetts Water Resources Authority, General Revenue Bonds,        8/10 at 101.00        AAA         10,730,400
                 Series 2000A, 5.750%, 8/01/39 - FGIC Insured

        5,730   University of Massachusetts Building Authority, Project Revenue       11/10 at 100.00        AAA          6,068,586
                 Bonds, Senior Series 2000-2, 5.250%, 11/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.1%

        1,000   Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds,      7/11 at 101.00        AAA          1,149,660
                 Series 2001A, 5.750%, 7/01/28 (Pre-refunded to 7/01/11) -
                 FGIC Insured

        7,425   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    11/09 at 101.00         A1          7,732,544
                 Henry Ford Health System, Series 1999A, 6.000%, 11/15/24


                                       29


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.7%

                Chaska, Minnesota, Electric Revenue Bonds, Generating Facility
                Project, Series 2000A:
$       1,930    6.000%, 10/01/20                                                     10/10 at 100.00         A3     $    2,041,824
        2,685    6.000%, 10/01/25                                                     10/10 at 100.00         A3          2,813,504

        3,655   Dakota County Housing and Redevelopment Authority, Washington            No Opt. Call        AAA          5,116,781
                 County Housing and Redevelopment Authority, Bloomington, Minnesota,
                 Single Family Residential Mortgage Backed Program, Revenue
                 Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,      1/08 at 101.00        AAA          3,007,860
                 Airport Revenue Bonds, Series 1998A, 5.000%, 1/01/30 -
                 AMBAC Insured

          950   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,        7/04 at 102.00        AA+            966,920
                 Series 1994J, 6.950%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

        3,050   Canton Housing Development Corporation, Mississippi, Multifamily         No Opt. Call        AAA          3,370,281
                 Mortgage Revenue Refunding Bonds, Canton Estates Apartments Project,
                 FHA-Insured Mortgage Loan, Section 8 Assisted Project, Series
                 1990A, 7.750%, 8/01/24

        2,500   Mississippi Hospital Equipment and Facilities Authority, Revenue       1/11 at 101.00        Aaa          2,602,050
                 Bonds, Forrest County General Hospital Project, Series 2000,
                 5.500%, 1/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.8%

        2,400   Missouri-Illinois Metropolitan District Bi-State Development Agency,  10/13 at 100.00        AAA          2,440,488
                 Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County
                 Extension Project, Series 2002B, 5.000%, 10/01/23 -
                 FSA Insured

       15,350   The Public Building Corporation of the City of Springfield, Missouri,    No Opt. Call        AAA          3,604,794
                 Leasehold Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                 0.000%, 6/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.7%

        7,710   Nebraska Investment Finance Authority, Single Family Housing Revenue   3/05 at 101.50        AAA          7,815,781
                 Bonds, Series 1995A, 6.800%, 3/01/35 (Alternative Minimum Tax)

        5,715   Nebraska Investment Finance Authority, Single Family Housing Revenue   3/05 at 101.50        AAA          5,839,873
                 Bonds, Series 1995B, 6.450%, 3/01/35 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.2%

                Clark County School District, Nevada, General Obligation Bonds,
                Series 2002C:
       34,470    5.000%, 6/15/20 - MBIA Insured                                        6/12 at 100.00        AAA         35,358,981
       12,150    5.000%, 6/15/21 - MBIA Insured                                        6/12 at 100.00        AAA         12,422,039
       10,380    5.000%, 6/15/22 - MBIA Insured                                        6/12 at 100.00        AAA         10,549,194


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.1%

        4,200   Camden County Pollution Control Financing Authority, New Jersey,       6/04 at 100.00         B2          4,048,170
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991D, 7.250%, 12/01/10

        1,000   New Jersey Building Authority, State Building Revenue Bonds,          12/12 at 100.00        AAA          1,091,890
                 Series 2002A, 5.000%, 12/15/21 (Pre-refunded to 12/15/12) -
                 FSA Insured

        2,150   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00       BBB-          2,353,906
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30

        3,200   New Jersey Transportation Trust Fund Authority, Transportation System  6/13 at 100.00        AA-          3,438,368
                 Bonds, Series 2003C, 5.500%, 6/15/22

        2,025   New Jersey Transportation Trust Fund Authority, Transportation        12/11 at 100.00        AAA          2,356,574
                 System Bonds, Series 2001B, 6.000%, 12/15/19 (Pre-refunded to 12/15/11) - MBIA Insured

        4,125   Tobacco Settlement Financing Corporation, New Jersey, Tobacco          6/13 at 100.00        BBB          3,870,983
                 Settlement Asset-Backed Bonds, Series 2003, 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8%

        5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue           8/11 at 101.00        Aa3          6,088,530
                 Bonds, Presbyterian Healthcare Services, Series 2001A,
                 5.500%, 8/01/21


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 24.9%

$      25,000   Erie County Tobacco Asset Securitization Corporation, New York,        7/10 at 101.00        BBB     $   24,052,250
                 Senior Tobacco Settlement Asset-Backed Bonds, Series 2000,
                 6.125%, 7/15/30

        1,130   Long Island Power Authority, New York, Electric System General         9/11 at 100.00         A-          1,156,724
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       15,000   Metropolitan Transportation Authority, New York, Dedicated Tax Fund    4/10 at 100.00        AAA         17,235,000
                 Bonds, Series 2000A, 6.000%, 4/01/30 (Pre-refunded to
                 4/01/10) - FGIC Insured

        2,040   N.F. Housing and Commercial Rehabilitation Corporation, New York,        No Opt. Call         AA          2,239,308
                 Multifamily Mortgage Revenue Refunding Bonds, FHA-Insured
                 Mortgage - Section 8 Assisted Project, Series 1992, 7.350%, 8/01/23

       12,500   Nassau County Tobacco Settlement Corporation, New York, Tobacco        7/09 at 101.00       BBB-         12,457,500
                 Settlement Asset-Backed Bonds, Series 1999A, 6.400%, 7/15/33

        5,475   New York City, New York, General Obligation Bonds, Fiscal              8/04 at 101.00        Aaa          5,626,110
                 Series 1995B-1, 7.250%, 8/15/19 (Pre-refunded to 8/15/04)

       14,800   New York City, New York, General Obligation Bonds, Fiscal Series       6/07 at 101.00        AAA         15,986,960
                 1997M, 5.500%, 6/01/17 - AMBAC Insured

        6,700   New York City, New York, General Obligation Bonds, Fiscal Series       2/05 at 101.00        Aaa          7,047,060
                 1995F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

                New York City, New York, General Obligation Bonds, Fiscal Series
                2002G:
          950    5.000%, 8/01/17                                                       8/12 at 100.00          A            970,216
       10,545    5.750%, 8/01/18                                                       8/12 at 100.00          A         11,327,861

        5,000   New York City, New York, General Obligation Bonds, Fiscal Series       8/12 at 100.00          A          5,410,400
                 2003A, 5.750%, 8/01/16

                New York City, New York, General Obligation Bonds, Fiscal Series 1997H:
           45    6.125%, 8/01/25 (Pre-refunded to 8/01/07)                             8/07 at 101.00       A***             50,762
        5,955    6.125%, 8/01/25                                                       8/07 at 101.00          A          6,459,567

        4,190   New York City Municipal Water Finance Authority, New York, Water       6/05 at 101.00        AAA          4,440,772
                 and Sewer System Revenue Bonds, Fiscal Series 1996A,
                 5.875%, 6/15/25 (Pre-refunded to 6/15/05) - MBIA Insured

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000B:
        8,035    5.750%, 11/15/19 (Pre-refunded to 5/15/10)                            5/10 at 101.00     AA+***          9,200,075
        2,065    5.750%, 11/15/19                                                      5/10 at 101.00        AA+          2,285,191

        2,250   Dormitory Authority of the State of New York, Insured Revenue Bonds,     No Opt. Call        AAA          2,346,435
                 Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 -
                 MBIA Insured

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1997A:
        4,825    5.750%, 2/15/27 (Pre-refunded to 2/15/07)                             2/07 at 102.00     AA-***          5,372,058
          175    5.750%, 2/15/27                                                       2/07 at 102.00        AA-            180,051

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 2000B:
        8,830    6.000%, 2/15/30 (Pre-refunded to 2/15/10) - MBIA Insured              2/10 at 100.00        AAA         10,109,555
        1,170    6.000%, 2/15/30 - MBIA Insured                                        2/10 at 100.00        AAA          1,280,331

        1,900   Dormitory Authority of the State of New York, Revenue Bonds,           7/10 at 101.00        Ba1          1,924,282
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/25

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2001C:
        6,035    5.000%, 6/15/20                                                       6/11 at 100.00        AAA          6,194,686
        6,575    5.000%, 6/15/22                                                       6/11 at 100.00        AAA          6,688,945

        8,000   New York State Medical Care Facilities Finance Agency, FHA-Insured     2/05 at 102.00        AAA          8,484,400
                 Mortgage Revenue Bonds, New York and Presbyterian Hospital,
                 Series 1994A, 6.500%, 8/15/29 (Pre-refunded to 2/15/05) -
                 AMBAC Insured

        5,000   New York State Medical Care Facilities Finance Agency, Secured         2/05 at 102.00        AAA          5,317,300
                 Hospital Revenue Bonds, Brookdale Hospital Medical Center,
                 Series 1995A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

                New York State Medical Care Facilities Finance Agency, FHA-Insured
                Mortgage Revenue Bonds, St. Charles Hospital, Series 1995F:
        3,325    6.200%, 8/15/15 (Pre-refunded to 8/15/05)                             8/05 at 102.00      AA***          3,590,069
        4,250    6.300%, 8/15/25 (Pre-refunded to 8/15/05)                             8/05 at 102.00      AA***          4,594,250


                                       31


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       3,005   Penfield-Crown Oak Housing Development Corporation, New York,          8/04 at 100.00        AAA     $    3,019,154
                 Multifamily Mortgage Revenue  Refunding Bonds, Crown Oak
                 Estates - FHA-Insured Mortgage Section 8 Assisted Project,
                 Series 1991A, 7.350%, 8/01/23

       13,620   The Port Authority of New York and New Jersey, Consolidated Bonds,    11/12 at 101.00        AAA         14,109,911
                 One Hundred Twenty Eighth Series 2002, 5.000%, 11/01/20 -
                 FSA Insured

        2,250   United Nations Development Corporation, New York, Revenue Bonds,       1/08 at 100.00         A3          2,302,605
                 Senior Lien, Series 2004A, 5.250%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.6%

        7,500   North Carolina Municipal Power Agency 1, Catawba Electric Revenue      1/13 at 100.00        AAA          7,913,400
                 Bonds, Series 2003A, 5.250%, 1/01/19 - MBIA Insured

       13,720   North Carolina Medical Care Commission, Hospital Revenue Bonds,       12/08 at 101.00        AAA         13,190,271
                 Pitt County Memorial Hospital, Series 1998A, 4.750%, 12/01/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.0%

                Cincinnati City School District, Hamilton County, Ohio, General
                Obligation Bonds, Series 2002:
        2,165    5.250%, 6/01/19 - FSA Insured                                        12/12 at 100.00        AAA          2,290,873
        2,600    5.250%, 6/01/21 - FSA Insured                                        12/12 at 100.00        AAA          2,740,348
        2,000    5.000%, 12/01/22 - FSA Insured                                       12/12 at 100.00        AAA          2,042,620

        1,200   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           3/05 at 102.00        Aaa          1,216,512
                 Program, Residential Mortgage Revenue Bonds, Series 1995A-2,
                 6.625%, 3/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 6.8%

       17,510   Pottawatomie County Home Finance Authority, Oklahoma, Single             No Opt. Call        AAA         22,549,378
                 Family Mortgage Revenue Bonds, Series 1991A, 8.625%, 7/01/10

       11,750   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,      6/09 at 100.00         B-         10,963,690
                 American Airlines, Inc., Series 2000B, 6.000%, 6/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)

       23,005   Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds,     12/08 at 100.00         B-         21,159,769
                 American Airlines, Inc., Series 2001B, 5.650%, 12/01/35 (Alternative
                 Minimum Tax) (Mandatory put 12/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.4%

        3,000   Administrative School District No. 1, Bend-La Pine, Deschutes County,  6/11 at 100.00        Aaa          3,255,930
                 Oregon, General Obligation Bonds, Series 2001A, 5.500%, 6/15/18 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.6%

        6,090   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call       BBB-          6,565,690
                 Resource Recovery Revenue Refunding Bonds, Panther Creek Partners
                 Project, Series 2000, 6.650%, 5/01/10 (Alternative Minimum Tax)

        2,735   Falls Township Hospital Authority, Pennsylvania, FHA-Insured Revenue   8/04 at 100.00        AAA          2,874,485
                 Refunding Bonds, Delaware Valley Medical Center Project,
                 Series 1992, 7.000%, 8/01/22

        7,000   Pennsylvania General Obligation Bonds, Second Series 2001,             9/11 at 101.00         AA          7,428,400
                 5.000%, 9/15/15

        7,800   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, General           8/13 at 100.00        AAA          7,763,106
                 Ordinance, Fourth Series 1998, 5.000%, 8/01/32 - FSA Insured

                Philadelphia School District, Pennsylvania, General Obligation Bonds,
                Series 2002B:
        6,000    5.625%, 8/01/19 - FGIC Insured                                        8/12 at 100.00        AAA          6,488,520
        5,500    5.625%, 8/01/20 - FGIC Insured                                        8/12 at 100.00        AAA          5,928,120


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 2.0%

        8,105   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB          7,639,935
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

        1,500   Puerto Rico, Public Improvement General Obligation Bonds,                No Opt. Call         A-          1,587,705
                 Series 2002A, 5.500%, 7/01/29

        1,500   Puerto Rico Public Buildings Authority, Guaranteed Government          7/12 at 100.00         A-          1,537,110
                 Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/20

        5,000   Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 -  8/12 at 100.00        AAA          5,079,400
                 FSA Insured


                                       32

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.4%

$      24,725   Greenville County School District, South Carolina, Installment        12/12 at 101.00        AA-     $   25,555,760
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22

                Horry County School District, South Carolina, General Obligation Bonds,
                Series 2001A:
        5,840    5.000%, 3/01/20                                                       3/12 at 100.00        AA+          6,017,069
        5,140    5.000%, 3/01/21                                                       3/12 at 100.00        AA+          5,275,388

       13,615   South Carolina Transportation Infrastructure Bank, Junior Lien        10/11 at 100.00        Aaa         14,069,060
                 Revenue Bonds, Series 2001B, 5.125%, 10/01/21 - AMBAC Insured

       10,000   Tobacco Settlement Revenue Management Authority, South Carolina,       5/11 at 101.00        BBB          9,121,200
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

        3,000   Knox County Health, Educational, and Housing Facilities Board,         4/12 at 101.00       Baa2          3,088,500
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health System
                 of East Tennessee, Inc., Series 2002, 6.375%, 4/15/22

        7,415   Memphis, Tennessee, General Improvement Bonds, Series 2002,           11/10 at 101.00         AA          7,629,664
                 5.000%, 11/01/20

        7,940   Tennessee Housing Development Agency, Homeownership Program Bonds,     7/10 at 100.00         AA          8,416,797
                 Issue 2000-2B, 6.350%, 1/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 18.7%

                Arlington Independent School District, Tarrant County, Texas,
                General Obligation Bonds, Series 1995:
        3,410    0.000%, 2/15/11                                                        2/05 at 71.95        Aaa          2,418,645
        4,105    0.000%, 2/15/14                                                        2/05 at 58.79        Aaa          2,378,889

        6,500   Bell County Health Facilities Development Corporation, Texas,         11/08 at 101.00         A-          6,501,625
                 Retirement Facility Revenue Bonds, Buckner Retirement Services, Inc.
                 Obligated Group Project, Series 1998, 5.250%, 11/15/19

       14,200   Brazos River Authority, Texas, Pollution Control Revenue Refunding       No Opt. Call        BBB         15,014,086
                 Bonds, TXU Electric Company Project, Series 2001C, 5.750%, 5/01/36
                 (Alternative Minimum Tax) (Mandatory put 11/01/11)

        5,000   Dallas-Fort Worth International Airport, Texas, Joint Revenue         11/11 at 100.00        AAA          5,242,900
                 Refunding and Improvement Bonds, Series 2001A, 5.625%, 11/01/21
                 (Alternative Minimum Tax) - FGIC Insured

          695   Ft. Worth Housing Finance Corporation, Texas, Home Mortgage           10/04 at 100.00        Aa2            703,959
                 Revenue Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        8,235   Grand Prairie Housing Finance Corporation, Texas, GNMA Multifamily     9/10 at 105.00        AAA          8,904,753
                 Housing Revenue Bonds, Landings of Carrier Project, Series 2000A,
                 6.875%, 9/20/42

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien Revenue    11/11 at 100.00        AAA          2,741,067
                 Bonds, Series 2001G, 5.250%, 11/15/30 - MBIA Insured

        2,500   Harris County Health Facilities Development Corporation, Texas,       11/13 at 100.00        AAA          2,479,975
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

       22,500   Houston, Texas, Water and Sewer System Junior Lien Revenue Refunding  12/10 at 100.00        AAA         22,811,400
                 Bonds, Series 2000B, 5.250%, 12/01/30 - FGIC Insured

                Lubbock Health Facilities Development Corporation, Texas, Revenue
                Bonds, St. Joseph Health System, Series 1998:
        4,900    5.250%, 7/01/15                                                       7/08 at 101.00        AA-          5,062,631
        8,495    5.250%, 7/01/16                                                       7/08 at 101.00        AA-          8,747,556

       17,655   Matagorda County Navigation District 1, Texas, Revenue Refunding      11/08 at 102.00        AAA         17,772,229
                 Bonds, Houston Industries Incorporated Project, Series 1998B,
                 5.150%, 11/01/29 - MBIA Insured

        7,650   Nueces County, Port of Corpus Christi Authority, Texas, Revenue        5/06 at 101.00        BBB          7,787,394
                 Refunding Bonds, Union Pacific Corporation Project, Series 1992,
                 5.350%, 11/01/10

        2,095   Port of Houston Authority, Harris County, Texas, General Obligation   10/10 at 100.00        AA+          2,311,665
                 Port Improvement Revenue Bonds, Series 2000A, 5.750%, 10/01/20

        2,000   Sam Rayburn Municipal Power Agency, Texas, Power Supply System        10/12 at 100.00         AA          2,122,420
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 -
                 RAAI Insured

       11,300   City of San Antonio, Texas, Electric and Gas System Revenue Refunding    No Opt. Call        AAA         12,118,911
                 Bonds, New Series 1992, 5.000%, 2/01/17


                                       33


                            Nuveen Quality Income Municipal Fund, Inc. (NQU) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      14,680   San Antonio Independent School District, Bexar County, Texas, General  8/09 at 100.00        AAA     $   16,654,313
                 Obligation Bonds, Series 1999, 5.800%, 8/15/29 (Pre-refunded to 8/15/09)

        3,750   Spring Branch Independent School District, Harris County, Texas,       2/11 at 100.00        AAA          3,817,125
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/23

        5,000   City of Wichita Falls, Wichita County, Texas, Water and Sewer System   8/11 at 100.00        AAA          5,084,800
                 Priority Lien Revenue Bonds, Series 2001, 5.000%, 8/01/22 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.6%

        5,800   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds,     2/05 at 102.00        BB-          5,957,238
                 Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries,
                 Series 1995, 7.500%, 2/01/10 (Alternative Minimum Tax)

        7,155   Utah Associated Municipal Power System, Revenue Bonds, Payson Power    4/13 at 100.00        AAA          7,167,450
                 Project, Series 2003A, 5.000%, 4/01/25 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.2%

        4,000   Norfolk Airport Authority, Virginia, Airport Revenue Refunding Bonds,  7/11 at 100.00        AAA          3,959,200
                 Series 2001B, 5.125%, 7/01/31 (Alternative Minimum Tax) -
                 FGIC Insured

       11,040   Suffolk Redevelopment and Housing Authority, Virginia, FNMA Multifamily  No Opt. Call        Aaa         11,839,738
                 Housing Revenue Refunding Bonds, Windsor at Potomac Vista L.P.
                 Project, Series 2001, 4.850%, 7/01/31 (Mandatory put 7/01/11)

          665   Virginia Housing Development Authority, Rental Housing Bonds,          5/09 at 101.00        AA+            689,306
                 Series 1999F, 5.000%, 5/01/15 (Alternative Minimum Tax)

                Virginia Resources Authority, Water Revenue Refunding Bonds,
                Series 2002:
          500    5.000%, 4/01/18                                                       4/12 at 102.00         AA            528,150
          500    5.000%, 4/01/19                                                       4/12 at 102.00         AA            525,740


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.4%

        4,185   Douglas County Public Utility District 1, Washington, Revenue Bonds,   9/06 at 106.00         AA          5,034,429
                 Wells Hydroelectric, Series 1986, 8.750%, 9/01/18

        6,750   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/12 at 100.00        AAA          7,130,160
                 Columbia Generating Station, Series 2002B, 5.350%, 7/01/18 -
                 FSA Insured

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,              8/10 at 100.00        AAA          7,171,149
                 5.625%, 2/01/24 (Alternative Minimum Tax) - MBIA Insured

       13,400   Seattle, Washington, Municipal Light and Power Revenue Bonds,         12/10 at 100.00        Aa3         13,737,010
                 Series 2000, 5.400%, 12/01/25

        1,675   Spokane Downtown Foundation, Washington, Parking Revenue Bonds,        8/08 at 102.00          D          1,172,500
                 River Park Square Project, Series 1998, 5.600%, 8/01/19#

        9,440   City of Tacoma, Washington, Electric System Revenue Bonds,             1/11 at 101.00        AAA         10,412,320
                 Series 2001A Refunding, 5.750%, 1/01/18 - FSA Insured

       18,145   Washington, General Obligation Bonds, Series 2001-02A,                 7/11 at 100.00        AAA         18,361,833
                 5.000%, 7/01/23 - FSA Insured

                Washington, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002C:
        7,000    5.000%, 1/01/21 - FSA Insured                                         1/12 at 100.00        AAA          7,140,210
        7,750    5.000%, 1/01/22 - FSA Insured                                         1/12 at 100.00        AAA          7,860,360

        5,500   Washington State Healthcare Facilities Authority, Revenue Bonds,      11/08 at 101.00        Aaa          5,909,805
                 Swedish Health Services, Series 1998, 5.500%, 11/15/14 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.1%

        7,545   City of La Crosse, Wisconsin, Pollution Control Refunding Revenue     12/08 at 102.00        AAA          8,067,489
                 Bonds, Dairyland Power Cooperative Project, Series 1997A,
                 5.450%, 9/01/14 - AMBAC Insured

          535   Wisconsin Housing and Economic Development Authority, Housing          7/04 at 100.00         AA            535,846
                 Revenue Bonds, Series 1992A, 6.850%, 11/01/12
------------------------------------------------------------------------------------------------------------------------------------
$   1,232,455   Total Long-Term Investments (cost $1,166,243,659) - 152.0%                                            1,225,311,310
=============-----------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

$       2,200   Chester County Industrial Development Authority, Pennsylvania,                            VMIG-1     $    2,200,000
                 Archdiocese of Philadelphia, Variable Rate Demand Revenue Bonds,
                 Series 2001, 1.100%, 7/01/31+

        1,500   Fulton County Residential Care Facilities Authority, Georgia, Revenue                       A-1+          1,500,000
                 Refunding Bonds, Lenbrook Square Foundation, Inc., Variable Rate
                 Demand Obligations, Series 1996, 1.150%, 1/01/18+
------------------------------------------------------------------------------------------------------------------------------------
$       3,700   Total Short-Term Investments (cost $3,700,000)                                                            3,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,169,943,659) - 152.5%                                                      1,229,011,310
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                     28,905,004
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.1)%                                                       (452,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  805,916,314
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       35


                            Nuveen Premier Municipal Income Fund, Inc. (NPF)
                            Portfolio of
                                    INVESTMENTS April 30, 2004 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2%

$         535   Alabama Higher Education Loan Corporation, Student Loan Revenue          No Opt. Call        AAA     $      542,415
                 Refunding Bonds, Series 1994D, 5.850%, 9/01/04 (Alternative
                 Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

        2,000   Alaska Housing Finance Corporation, General Mortgage Revenue           6/09 at 101.00        AAA          2,075,280
                 Bonds, Series 1999A, 6.000%, 6/01/49 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 6.6%

        2,000   Arizona Water Infrastructure Finance Authority, Water Quality         10/14 at 100.00        AAA          2,068,080
                 Revenue Bonds, Series 2004A, 5.000%, 10/01/21

        3,650   Maricopa County Unified School District 41, Gilbert, Arizona, School   7/04 at 100.00        AAA          3,680,368
                 Improvement Bonds, Series 1994C, 6.100%, 7/01/14 (Pre-refunded to 7/01/04) - FGIC Insured

        6,000   Salt River Project Agricultural Improvement and Power District,        1/12 at 101.00         AA          6,483,480
                 Arizona, Electric System Revenue Refunding Bonds, Salt River
                 Project, Series 2002A, 5.250%, 1/01/15

        7,500   Salt River Project Agricultural Improvement and Power District,        1/13 at 100.00         AA          7,570,425
                 Arizona, Electric System Revenue Bonds, Salt River Project,
                 Series 2002B, 5.000%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.4%

          440   Arkansas Development Finance Authority, FNMA/GNMA Mortgage-Backed      7/05 at 102.00        AAA            457,371
                 Securities Program,  Single Family Mortgage Bonds, Series 1994C,
                 6.600%, 7/01/17

          655   Arkansas Development Finance Authority, FNMA/GNMA Mortgage-Backed      7/05 at 102.00        AAA            661,622
                 Securities Program, Single Family Mortgage Bonds, Series 1995B,
                 6.550%, 7/01/18 (Alternative Minimum Tax)

           75   Drew County Public Facilities Board, Arkansas, FNMA-Backed Single      8/04 at 102.00        Aaa             77,214
                 Family Mortgage Revenue Refunding Bonds, Series 1993A-2,
                 7.900%, 8/01/11

           79   Stuttgart Public Facilities Board, Arkansas, Single Family Mortgage    9/06 at 100.00        Aaa             81,657
                 Revenue Refunding Bonds, Series 1993A, 7.900%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 14.9%

        2,000   California Health Facilities Financing Authority, Revenue Bonds,         No Opt. Call       BBB+          2,010,980
                 Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (DD,
                 settling 5/03/04) (Mandatory put 7/01/14)

        4,000   California, General Obligation Bonds, Series 2004, 5.000%, 2/01/23     2/14 at 100.00       Baa1          3,883,600

        5,690   California Department of Veterans Affairs, Home Purchase Revenue       6/12 at 101.00        AAA          5,916,405
                 Bonds, Series 2002A, 5.300%, 12/01/21 - AMBAC Insured

                Foothill-Eastern Transportation Corridor Agency, California, Toll Road
                Revenue Bonds, Series 1995A:
       28,000    0.000%, 1/01/17                                                         No Opt. Call        AAA         15,456,840
       10,000    0.000%, 1/01/22 - FSA Insured                                           No Opt. Call        AAA          4,061,500

        2,640   North Orange County Community College District, California, General    8/14 at 100.00        AAA          2,808,643
                 Obligation Bonds, Series 2003B, 5.000%, 8/01/16 - FGIC Insured

       10,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/10 at 101.00        AAA         10,387,300
                 Merged Area Redevelopment Project, Series 2002, 5.000%, 8/01/17 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.4%

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley    12/09 at 101.00        Aaa          1,061,670
                 Health Care, Inc., Series 1999A, 5.750%, 12/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.2%

        2,000   Connecticut Development Authority, Pollution Control Revenue          10/08 at 102.00         A3          2,114,260
                 Refunding Bonds, Connecticut Light and Power Company,
                 Series 1993A, 5.850%, 9/01/28


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT (continued)

$       1,300   Connecticut Housing Finance Authority, Housing Mortgage Finance        5/06 at 102.00        AAA     $    1,362,790
                 Program Bonds, Series 1996C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.8%

        4,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,           10/06 at 102.00        AAA          4,290,360
                 5.750%, 10/01/18 (Alternative Minimum Tax) - MBIA Insured

        5,000   JEA, Florida, Water and Sewer System Revenue Bonds, Series 1999A,     10/04 at 101.00     AA-***          5,137,700
                 5.400%, 10/01/39 (Pre-refunded to 10/01/04)

        4,790   Jacksonville, Florida, Sales Tax Revenue Bonds, River City             4/06 at 101.00        AAA          5,018,483
                 Renaissance Project, Series 1996, 5.125%, 10/01/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 4.3%

        8,000   George L. Smith II World Congress Center Authority, Georgia, Revenue   7/10 at 101.00        AAA          8,349,520
                 Refunding Bonds, Domed Stadium Project, Series 2000, 5.500%, 7/01/20
                 (Alternative Minimum Tax) - MBIA Insured

        4,105   Municipal Electric Authority of Georgia, Combustion Turbine Revenue   11/13 at 100.00        AAA          4,342,926
                 Bonds, Series 2003A, 5.125%, 11/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.8%

        2,250   Hawaii Department of Budget and Finance, Special Purpose Revenue       1/09 at 101.00        AAA          2,486,700
                 Bonds, Hawaii Electric Company, Inc. and Subsidiaries Project,
                 Series 1999D, 6.150%, 1/01/20 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1%

          350   Idaho Housing and Finance Association, Single Family Mortgage Bonds,   7/06 at 102.00        Aa1            352,261
                 Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 22.5%

        8,670   Chicago, Illinois, General Obligation Bonds, City Colleges of Chicago    No Opt. Call        AAA          2,976,498
                 Capital Improvement Project, Series 1999, 0.000%, 1/01/24 -
                 FGIC Insured

          905   Chicago Public Building Commission, Illinois, General Obligation         No Opt. Call        AAA          1,066,497
                 Lease Certificates, Chicago Board of Education, Series 1990B,
                 7.000%, 1/01/15 - MBIA Insured

       13,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds, Series       1/06 at 102.00        AAA         13,074,620
                 1995, 5.125%, 1/01/25 - FGIC Insured

       12,130   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001,         No Opt. Call        AAA         13,582,931
                 5.750%, 11/01/30 - AMBAC Insured

        6,090   Cicero, Illinois, General Obligation Tax Increment Bonds, Series      12/04 at 102.00     N/R***          6,422,027
                 1995A, 8.125%, 12/01/12 (Pre-refunded to 12/01/04)

        4,295   Illinois Housing Development Authority, Section 8 Elderly Housing      9/04 at 100.00          A          4,313,855
                 Revenue Bonds, Garden House of Maywood Development, Series 1992,
                 7.000%, 9/01/18

        1,500   Illinois, General Obligation Bonds, Illinois FIRST Program, Series     2/12 at 100.00        AAA          1,626,555
                 2002, 5.500%, 2/01/17 - FGIC Insured

        9,300   Community Unit School District No. 220 of the Counties of Lake, Cook,    No Opt. Call        AAA         10,096,917
                 Kane, and McHenry, Illinois, General Obligation Bonds, Series 2002,
                 5.250%, 12/01/18 - FSA Insured

        2,270   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place  6/12 at 101.00        AAA          2,262,214
                 Expansion Project Bonds, Series 2002A, 5.000%, 12/15/28 -
                 MBIA Insured

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
       10,575    0.000%, 12/15/23 - MBIA Insured                                         No Opt. Call        AAA          3,688,243
       10,775    0.000%, 12/15/24 - MBIA Insured                                         No Opt. Call        AAA          3,511,896

        2,000   Onterie Center Housing Finance Corporation, An Illinois Not For        7/04 at 101.00        AAA          2,050,500
                 Profit Corporation, Mortgage Revenue Refunding Bonds, FHA-Insured
                 Mortgage Loan-Onterie Center Project, Series 1992A,
                 7.050%, 7/01/27 - MBIA Insured

        2,588   Wood River Township, Madison County, Illinois, General Obligation      8/04 at 102.00        N/R          2,318,870
                 Bonds, Series 1993, 6.625%, 2/01/14


                                       37


                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 7.8%

                Anerson School Building Corporation, Madison County, Indiana, First
                Mortgage Bonds, Series 2003:
$       1,000    5.500%, 7/15/19 - FSA Insured                                         1/14 at 100.00        AAA     $    1,088,970
        2,275    5.500%, 7/15/23 - FGIC Insured                                        1/14 at 100.00        AAA          2,440,165

                Crown Point Multi-School Building Corporation, First Mortgage
                Bonds, Crown Point Community School Corporation, Series 2000:
        7,480    0.000%, 1/15/21 - MBIA Insured                                          No Opt. Call        AAA          3,126,266
        7,980    0.000%, 1/15/22 - MBIA Insured                                          No Opt. Call        AAA          3,122,255
        6,180    0.000%, 1/15/23 - MBIA Insured                                          No Opt. Call        AAA          2,255,885

        2,535   Hammond Multi-School Building Corporation, Lake County, Indiana,       7/13 at 100.00        AAA          2,556,218
                 First Mortgage Revenue Bonds, Series 2003A, 5.000%, 7/15/23 -
                 FGIC Insured

        2,350   Indiana Transportation Finance Authority, Highway Revenue Bonds,       6/13 at 100.00        AAA          2,499,084
                 Series 2003A, 5.250%, 6/01/18 - FSA Insured

        9,255   Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E,  No Opt. Call        AAA          2,938,092
                 0.000%, 2/01/25 - AMBAC Insured

        2,860   St. Joseph County PHM Elementary/Middle School Building                  No Opt. Call          A          3,199,139
                 Corporation, Indiana, First Mortgage Bonds, Series 1994,
                 6.300%, 1/15/09


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.5%

        1,310   Louisiana Housing Finance Agency, GNMA Collateralized Mortgage         9/05 at 103.00        AAA          1,376,312
                 Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995,
                 6.850%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 5.1%

        7,965   Maine Educational Loan Marketing Corporation, Subordinate Student        No Opt. Call         A2          8,394,234
                 Loan Revenue Bonds, Series 1994B-2, 6.250%, 11/01/06 (Alternative
                 Minimum Tax)

        6,665   Maine State Housing Authority, Mortgage Purchase Bonds,                5/13 at 100.00        AA+          6,966,591
                 Series 2004A-2, 5.000%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.7%

        2,000   Maryland Health and Higher Educational Facilities Authority, Revenue   8/14 at 100.00        BBB          1,946,840
                 Bonds, Medstar Health, Series 2004, 5.375%, 8/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.4%

                Massachusetts Municipal Wholesale Electric Company, Power Supply
                System Revenue Bonds, Series 1987A:
            5    8.750%, 7/01/18 (Pre-refunded to 1/01/05)                             1/05 at 100.00        Aaa              5,246
            5    8.750%, 7/01/18 (Pre-refunded to 7/01/04)                             7/04 at 100.00        Aaa              5,063

        1,900   Massachusetts, General Obligation Bonds, Series 2003D,                10/13 at 100.00        Aa2          2,091,862
                  5.250%, 10/01/20 (Pre-refunded to 10/01/13)

        2,000   Massachusetts Housing Finance Agency, FHA-Insured Rental Housing       7/07 at 101.00        AAA          2,023,480
                 Mortgage Revenue Bonds, Series 1997C, 5.625%, 7/01/40 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.8%

        1,975   Clinton Charter Township, Macomb County, Michigan, Unlimited Tax       4/09 at 101.00        AAA          1,864,815
                 General Obligation Police Building Bonds, Series 1998,
                 4.000%, 4/01/18 - FGIC Insured

        2,925   Detroit, Michigan, General Obligation Bonds, Series 2003A,             4/13 at 100.00        AAA          3,112,229
                 5.250%, 4/01/17 - XLCA Insured

        3,025   Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit      12/12 at 100.00        AAA          3,226,072
                 Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 6.7%

        6,900   Champlin, Minnesota, GNMA Guaranteed Senior Housing Revenue            6/12 at 105.00        Aaa          6,956,994
                 Bonds, Champlin Shores Senior Living Center, Series 2002A,
                 3.000%, 12/20/43

        1,000   Duluth Economic Development Authority, Minnesota, Healthcare           2/14 at 100.00         A-          1,015,610
                 Facilities Revenue Bonds, Benedictine Health System St. Mary's,
                 Series 2004, 5.250%, 2/15/21

        2,290   Minneapolis/St. Paul Housing and Redevelopment Authority, Minnesota,  12/13 at 100.00       BBB+          2,394,264
                 Revenue Bonds, HealthPartners, Inc. Project, Series 2003,
                 6.000%, 12/01/20

       10,780   Northwest Minnesota Multi-County Housing and Redevelopment            10/04 at 102.00        N/R          6,360,200
                 Authority, Governmental Housing  Revenue Bonds, Pooled Housing
                 Program, Series 1994B, 8.125%, 10/01/26


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$       3,000   St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office       12/13 at 100.00        AA+     $    3,179,520
                 Building at Cedar Street, Series 2003, 5.250%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.3%

        5,000   Missouri, General Obligation Refunding Bonds, Fourth State Building,  10/12 at 100.00        AAA          5,223,300
                 Series 2002A, 5.000%, 10/01/18

        1,590   Missouri Health and Educational Facilities Authority, Revenue Bonds,   6/11 at 101.00        AAA          1,615,154
                 SSM Healthcare System, Series 2001A, 5.250%, 6/01/28 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.4%

        1,580   Douglas County Hospital Authority 2, Nebraska, Health Facilities         No Opt. Call         A2          1,619,216
                 Revenue Bonds, Nebraska Medical Center, Series 2003,
                 5.000%, 11/15/16

        2,830   Grand Island, Nebraska, Electric System Revenue Bonds, Series 1977,    9/04 at 100.00      A+***          3,118,490
                 6.100%, 9/01/12

        2,350   Nebraska Higher Education Loan Program Incorporated, Senior              No Opt. Call        AAA          2,529,000
                 Subordinate Bonds, Series 1993A-5B, 6.250%, 6/01/18 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.0%

       10,900   Clark County School District, Nevada, General Obligation Bonds,        6/12 at 100.00        AAA         11,802,411
                 Series 2002C, 5.500%, 6/15/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.9%

          490   New Hampshire Municipal Bond Bank, Revenue Bonds, Coe-Brown              No Opt. Call        N/R            491,176
                 Northwood Academy Project, Series 1994, 7.250%, 5/01/09

        5,000   New Hampshire Housing Finance Authority, FHLMC Multifamily Housing     7/10 at 101.00        Aaa          5,220,850
                 Revenue Remarketed Bonds, Countryside LP Project, Series 1994,
                 6.100%, 7/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.1%

        3,000   New Jersey Transportation Trust Fund Authority, Transportation System  6/13 at 100.00        AA-          3,202,650
                 Bonds, Series 2003C, 5.500%, 6/15/24


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 13.2%

        1,000   New York City, New York, General Obligation Bonds, Fiscal Series 1995A,  No Opt. Call          A          1,014,180
                 7.000%, 8/01/04

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1996J-1:
          630    5.875%, 2/15/19 (Pre-refunded to 2/15/06)                             2/06 at 101.50       A***            684,016
        3,370    5.875%, 5/15/19                                                       2/06 at 101.50          A          3,583,254

        4,265   New York City, New York, General Obligation Bonds, Fiscal             10/13 at 100.00          A          4,381,690
                 Series 2003D, 5.250%, 10/15/22

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998A:
        1,750    5.125%, 8/15/21 (Pre-refunded to 8/15/07)                             8/07 at 101.00     AA+***          1,921,150
        2,730    5.125%, 8/15/21                                                       8/07 at 101.00        AA+          2,797,049

       10,000   Dormitory Authority of the State of New York, Revenue Bonds,           5/10 at 101.00        AAA         11,313,900
                 State University Educational Facilities Revenue Bonds, 1999
                 Resolution, Series 2000B, 5.500%, 5/15/30 (Pre-refunded
                 to 5/15/10) - FSA Insured

        1,220   New York State Medical Care Facilities Finance Agency, FHA-Insured     8/04 at 100.00        AAA          1,276,242
                 Mortgage Revenue Bonds, Hospital and Nursing Home Projects,
                 Series 1992B, 6.200%, 8/15/22

        3,960   New York State Medical Care Facilities Finance Agency,                 8/04 at 101.00        AAA          4,108,698
                 St. Luke's-Roosevelt Hospital Center, FHA-Insured Mortgage
                 Revenue Bonds, Series 1993A, 5.600%, 8/15/13

        4,000   New York State Medical Care Facilities Finance Agency, FHA-Insured     8/04 at 102.00        AAA          4,089,360
                 Hospital Mortgage Revenue Refunding Bonds, New York and
                 Presbyterian Hospital, Series 1994A, 5.500%, 8/15/24 - MBIA Insured

        3,250   New York State Municipal Bond Bank Agency, Special School Purpose      6/13 at 100.00         A+          3,328,878
                 Revenue Bonds, Series 2003C, 5.250%, 6/01/22

        1,000   New York State Urban Development Corporation, Corporate Purpose        7/14 at 100.00          A            998,770
                 Bonds, Subordinate Lien, Series 2004A, 5.125%, 1/01/22


                                       39


                            Nuveen Premier Municipal Income Fund, Inc. (NPF) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.0%

$      10,300   North Carolina Eastern Municipal Power Agency, Power System Revenue      No Opt. Call        AAA     $   11,847,266
                 Refunding Bonds, Series 1993B, 6.000%, 1/01/22 - CAPMAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.0%

        2,110   Cleveland-Rock Glen Housing Assistance Corporation, Ohio,              7/04 at 103.00        AAA          2,178,301
                 Mortgage Revenue Refunding Bonds,  FHA-Insured Mortgage
                 Loans - Section 8 Assisted Projects, Series 1994A, 6.750%, 1/15/25

        4,000   Ohio, Solid Waste Revenue Bonds, Republic Services, Inc. Project,        No Opt. Call       BBB+          3,761,520
                 Series 2004, 4.250%, 4/01/33 (Alternative Minimum Tax)
                 (Mandatory put 4/01/14)


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.2%

                Oregon, General Obligation Bonds, State Board of Higher Education,
                Series 2004A:
        1,795    5.000%, 8/01/21                                                       8/14 at 100.00        AA-          1,864,197
        1,990    5.000%, 8/01/23                                                       8/14 at 100.00        AA-          2,038,795

        2,400   Oregon Department of Administrative Services, State Lottery Revenue      No Opt. Call        AAA          2,602,008
                 Bonds, Series 2004A, 5.000%, 4/01/14 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.6%

        1,830   Falls Township Hospital Authority, Revenue Refunding Bonds,            8/04 at 100.00        AAA          1,923,330
                 Pennsylvania, FHA-Insured Revenue  Bonds, Delaware Valley
                 Medical Center Project, Series 1992, 7.000%, 8/01/22

        2,825   Philadelphia Water and Sewer System, Pennsylvania, Water and             No Opt. Call        AAA          2,883,336
                 Wastewater Revenue Bonds, Series 10, 7.350%, 9/01/04


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 11.7%

        2,500   Berkeley County School District, South Carolina, Installment          12/13 at 100.00         A-          2,498,325
                 Purchase Revenue Securing Assets for Education, Series 2003,
                 5.250%, 12/01/24

        4,405   Dorchester County School District No. 2, South Carolina, Installment  12/14 at 100.00          A          4,442,178
                 Purchase Revenue Bonds, Series 2004, 5.250%, 12/01/23

        3,340   Greenville County School District, South Carolina, Installment        12/13 at 100.00        AA-          3,452,959
                 Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19

        3,620   Greenville, South Carolina, Hospital Facilities Revenue Refunding      5/13 at 100.00        AAA          3,752,673
                 Bonds, Series 2003A, 5.250%, 5/01/21 - AMBAC Insured

        1,500   South Carolina JOBS Economic Development Authority, Revenue           11/12 at 100.00         A-          1,479,615
                 Bonds, Bon Secours Health System, Inc., Series 2002A,
                 5.625%, 11/15/30

        5,500   South Carolina JOBS Economic Development Authority, Hospital           8/13 at 100.00        BBB          5,701,080
                 Revenue Bonds, Palmetto Health Alliance, Series 2003C,
                 6.375%, 8/01/34

       14,800   Tobacco Settlement Revenue Management Authority, South Carolina,       5/11 at 101.00        BBB         13,687,632
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.7%

        2,060   Johnson City Health and Educational Facilities Board, Tennessee,       1/09 at 101.00        AAA          2,113,663
                 Hospital Revenue Refunding and Improvement Bonds, Johnson City
                 Medical Center, Series 1998C, 5.125%, 7/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 8.2%

        1,500   Brazos River Authority, Texas, Pollution Control Revenue Bonds,       10/13 at 101.00        BBB          1,588,635
                 TXU Energy Company LLC, Series 2003C, 6.750%, 10/01/38
                 (Alternative Minimum Tax)

        7,500   Houston, Texas, Water and Sewer System Junior Lien Revenue               No Opt. Call        AAA          8,370,150
                 Refunding Bonds, Series 2002A, 5.750%, 12/01/32 - FSA Insured

        2,265   Lower Colorado River Authority, Texas, Contract Revenue Refunding      5/13 at 100.00        AAA          2,324,796
                 Bonds, Transmission Services Corporation, Series 2003C,
                 5.250%, 5/15/25 - AMBAC Insured

        2,000   Mansfield Independent School District, Tarrant County, Texas,          2/11 at 100.00        AAA          2,058,240
                 General Obligation Bonds, Series 2001, 5.375%, 2/15/26

        3,833   Texas General Services Commission, Participation Interests,            9/04 at 100.50          A          3,895,846
                 Series 1992, 7.500%, 9/01/22

                Texas Tech University, Texas, Financing System Revenue Bonds,
                9th Series 2003:
        3,525    5.250%, 2/15/18 - AMBAC Insured                                       8/13 at 100.00        AAA          3,747,110
        2,250    5.250%, 2/15/19 - AMBAC Insured                                       8/13 at 100.00        AAA          2,375,955


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         235   Victoria Housing Finance Corporation, Texas, FNMA Single Family          No Opt. Call        Aaa     $      237,310
                 Mortgage Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

          700   Utah Housing Corporation, Single Family Mortgage Bonds,                7/11 at 100.00        Aa2            713,216
                 Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)

          135   Utah Housing Finance Agency, Single Family Mortgage Bonds,             1/07 at 102.00         AA            135,929
                 Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)

          660   Utah Housing Finance Agency, Single Family Mortgage Bonds,             7/07 at 101.50         AA            688,684
                 Series 1997F, 5.750%, 7/01/15 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.1%

        3,000   Energy Northwest, Washington, Electric Revenue Refunding Bonds,        7/13 at 100.00        Aaa          3,269,040
                 Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

        6,160   Public Hospital District No. 2, King County, Washington, Limited       6/11 at 101.00        AAA          6,308,456
                 Tax General Obligation Bonds, Evergreen Healthcare, Series 2001A,
                 5.250%, 12/01/24 - AMBAC Insured

        5,000   Seattle, Washington, Municipal Light and Power Revenue Refunding       3/11 at 100.00        AAA          5,485,800
                 and Improvement Bonds, Series 2001, 5.500%, 3/01/12 - FSA Insured

        1,000   Skagit County Public Hospital District No. 1, Washington, Revenue        No Opt. Call       Baa3            994,810
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23

        9,750   Washington, General Obligation Refunding Bonds, Series 1992A             No Opt. Call        Aa1         11,107,395
                 and 1992AT-6, 6.250%, 2/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.8%

        3,150   West Virginia Water Development Authority, Loan Program II            11/13 at 101.00        AAA          3,288,348
                 Revenue Bonds, Series 2003B, 5.250%, 11/01/23 - AMBAC Insured

        2,000   West Virginia Water Development Authority, Infrastructure Revenue     10/13 at 101.00        AAA          2,157,040
                 Bonds, Series 2003A, 5.500%, 10/01/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.7%

          455   Wisconsin Housing and Economic Development Authority, Housing          7/04 at 100.00         AA            455,723
                 Revenue Bonds, Series 1992A, 6.850%, 11/01/12

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue         2/10 at 101.00         AA          5,541,450
                 Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 -
                 RAAI Insured

        5,670   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,  7/11 at 100.00         A-          5,837,265
                 Agnesian Healthcare, Inc., Series 2001, 6.000%, 7/01/30

        2,350   Wisconsin Health and Educational Facilities Authority, Revenue        10/11 at 101.00         A+          2,330,236
                 Bonds, Froedtert and Community Health Obligated Group,
                 Series 2001, 5.375%, 10/01/30
------------------------------------------------------------------------------------------------------------------------------------
$     500,845   Total Long-Term Investments (cost $443,821,246) - 153.3%                                                457,334,625
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      5,954,945
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.3)%                                                       (165,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  298,289,570
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.


                                       41


                            Nuveen Municipal High Income Opportunity Fund (NMZ)
                            Portfolio of
                                    INVESTMENTS April 30, 2004 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.4%

$       2,000   The Baldwin County Eastern Shore Health Care Authority, Alabama,       4/06 at 102.00       BBB-     $    2,074,380
                 Hospital Revenue Bonds, Thomas Hospital, Series 1996, 6.750%, 4/01/15

        6,200   The Baldwin County Eastern Shore Health Care Authority, Alabama,       4/08 at 102.00       BBB-          5,799,666
                 Hospital Revenue Bonds, Thomas Group, 5.750%, 4/01/27


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 3.4%

        6,720   Maricopa County Industrial Development Authority, Arizona, Senior      1/11 at 103.00        BBB          6,525,053
                 Living Facility Revenue Bonds, Christian Care Mesa II, Inc.,
                 Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)

                Phoenix Industrial Development Authority, Arizona, Educational Revenue
                Bonds, Keystone Montessori School, Series 2004A:
          350    6.375%, 11/01/13                                                     11/11 at 103.00        N/R            345,524
          790    7.250%, 11/01/23                                                     11/11 at 103.00        N/R            775,156
        1,715    7.500%, 11/01/33                                                     11/11 at 103.00        N/R          1,678,368

          550   Pima County Industrial Development Authority, Arizona, Charter        12/14 at 100.00       BBB-            526,554
                 School Revenue Bonds, Noah Webster Basic Schools, Inc., Series 2004,
                 6.125%, 12/15/34

        1,150   Pinal County Industrial Development Authority, Arizona, Correctional  10/12 at 100.00          A          1,156,555
                 Facilities Contract Revenue Bonds, Florence West Prision LLC,
                 Series 2002A, 5.250%, 10/01/22 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 19.7%

        7,250   Alameda Public Finance Authority, California, Bond Anticipation Notes,   No Opt. Call        N/R          7,152,270
                 Alameda Power and Telecom, Series 2004, 7.000%, 6/01/09

          500   California Health Facilities Financing Authority, Revenue Bonds,         No Opt. Call       BBB+            502,745
                 Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                 (Mandatory put 7/01/14)

        1,100   California Health Facilities Financing Authority, Hospital Revenue     5/04 at 101.00        BB+            937,959
                 Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15

                California, General Obligation Bonds, Series 2003:
        4,000    5.250%, 2/01/16 - MBIA Insured                                        2/13 at 100.00        AAA          4,263,960
        3,360    5.000%, 11/01/21                                                     11/13 at 100.00       Baa1          3,323,309

        3,500   California, General Obligation Bonds, Series 2004, 5.100%, 2/01/34     2/09 at 100.00       Baa1          3,382,260

                California State Public Works Board, Lease Revenue Bonds,
                Department of General Services, Series 2003D:
        1,090    5.000%, 6/01/21                                                      12/13 at 100.00       Baa2          1,070,914
        1,170    5.100%, 6/01/23                                                      12/13 at 100.00       Baa2          1,141,101

        3,000   California State Public Works Board, Lease Revenue Bonds,              6/14 at 100.00       Baa2          2,862,600
                 Department of Mental Health, Coalinga State Hospital, Series 2004A,
                 5.000%, 6/01/25

        1,025   California Statewide Community Development Authority, Subordinate      1/14 at 100.00        N/R          1,016,595
                 Lien Multifamily Housing Revenue Bonds, Corona Park Apartments,
                 Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)

        3,800   California Statewide Community Development Authority, Senior          10/15 at 103.00        N/R          4,126,306
                 Lien Revenue Bonds, East Valley Tourist Authority, Series 2003B,
                 9.250%, 10/01/20

        2,925   California Statewide Community Development Authority, Revenue          3/14 at 102.00        N/R          2,837,075
                 Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34

        1,000   Corona-Norco Unified School District, Riverside County, California,    9/04 at 103.00        N/R            919,030
                 Special Tax Bonds, Community Facilities District 3-1, Series 2004,
                 5.375%, 9/01/33

        1,000   Golden State Tobacco Securitization Corporation, California, Tobacco   6/13 at 100.00        BBB          1,064,160
                 Settlement Asset-Backed Revenue Bonds, Series 2003A-2,
                 7.900%, 6/01/42

        5,500   Golden State Tobacco Securitization Corporation, California, Tobacco   6/13 at 100.00        BBB          5,161,310
                 Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       4,975   Golden State Tobacco Securitization Corporation, California, Enhanced  6/13 at 100.00       Baa2     $    4,974,702
                 Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.625%, 6/01/33

                Huntington Beach, California, Special Tax Bonds, Community
                Facilities District 2003-1, Huntington Center, Series 2004:
          500    5.800%, 9/01/23                                                       9/04 at 103.00        N/R            487,765
        1,000    5.850%, 9/01/33                                                       9/04 at 103.00        N/R            971,000

        1,200   Lake Elsinore, California, Special Tax Bonds, Community Facilities     9/13 at 102.00        N/R          1,148,832
                 District 2003-2 Improvement Area A, Canyon Hills, Series 2004A,
                 5.950%, 9/01/34

        2,400   Lee Lake Water District, Riverside County, California, Special Tax     9/13 at 102.00        N/R          2,361,696
                 Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34

          300   Los Angeles Regional Airports Improvement Corporation, California,    12/12 at 102.00         B-            253,377
                 Sublease Revenue Bonds, Los Angeles International Airport, American
                 Airlines, Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24
                 (Alternative Minimum Tax)

        1,250   Los Angeles Regional Airports Improvement Corporation, California,    12/12 at 102.00         B-          1,064,850
                 Sublease Revenue Bonds, Los Angeles International Airport,
                 American Airlines, Inc. Terminal 4 Project, Series 2002C, 7.500%,
                 12/01/24 (Alternative Minimum Tax)

        1,555   Murrieta Valley Unified School District, Riverside County,             9/04 at 102.00        N/R          1,473,083
                 California, Special Tax Bonds, Community Facilities District
                 2000-1, Series 2004B, 5.300%, 9/01/34

        1,000   Oceanside, California, Community Facilities Special Tax Revenue        3/14 at 100.00        N/R            991,500
                 Bonds, Morro Hills, Series 2004, 5.750%, 9/01/28

                Orange County, California, Special Tax Bonds, Community
                Facilities District 03-1, Ladera Ranch, Series 2004A:
          500    5.500%, 8/15/23                                                       8/12 at 101.00        N/R            493,230
        1,625    5.600%, 8/15/28                                                       8/12 at 101.00        N/R          1,610,993
        1,000    5.625%, 8/15/34                                                       8/12 at 101.00        N/R            987,010

                Poway Unified School District, San Diego County, California,
                Special Tax Bonds, Community Facilities District 11, Series 2004:
          650    5.375%, 9/01/34                                                       9/11 at 102.00        N/R            618,274
          875    5.375%, 9/01/34                                                       9/11 at 102.00        N/R            814,476

        2,250   San Diego and Imperial Counties Developmental Services Foundation      9/12 at 100.00       BBB-          2,162,678
                 Project, California, Certificates of Participation, Series 2002,
                 5.500%, 9/01/27

        3,895   West Patterson Financing Authority, California, Special Tax Bonds,     9/13 at 103.00        N/R          3,724,360
                 Community Facilities District 1, Series 2004A, 6.125%, 9/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 8.2%

          925   Bradburn Metropolitan District 3, Colorado, General Obligation        12/13 at 101.00        N/R            905,029
                 Bonds, Series 2003, 7.500%, 12/01/33

        5,600   Buffalo Ridge Metropolitan District, Colorado, Limited Obligation     12/13 at 101.00        N/R          5,517,680
                 Assessment Bonds, Series 2003, 7.500%, 12/01/33

          925   Colorado Educational and Cultural Facilities Authority, Charter        7/10 at 100.00        N/R            936,840
                 School Revenue Bonds, Compass Montessori Charter School,
                 Series 2000, 7.750%, 7/15/31

          650   Colorado Educational and Cultural Facilities Authority, Charter        9/11 at 100.00       Baa3            650,546
                 School Revenue Bonds, Bromley East Charter School, Series 2000A,
                 7.250%, 9/15/30

          400   Colorado Educational and Cultural Facilities Authority, Charter       12/10 at 101.00        BBB            428,128
                 School Revenue Bonds, Academy Charter School, Series 2000,
                 6.875%, 12/15/20

        1,450   Colorado Educational and Cultural Facilities Authority, Charter        6/11 at 100.00        Ba1          1,505,028
                 School Revenue Bonds, Weld County School District 6 - Frontier
                 Academy, Series 2001, 7.250%, 6/01/20

        1,325   Colorado Educational and Cultural Facilities Authority, Charter        2/12 at 100.00        N/R          1,364,498
                 School Revenue Bonds, Jefferson County School District R-1 -
                 Compass Montessori Secondary School, Series 2002, 8.000%, 2/15/32

        3,500   Colorado Educational and Cultural Facilities Authority, Charter        5/14 at 101.00        N/R          3,435,670
                 School Revenue Bonds, Denver Arts and Technology Academy,
                 Series 2003, 8.000%, 5/01/34


                                       43


                            Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

                Colorado Educational and Cultural Facilities Authority, Charter
                School Revenue Bonds, Excel Academy Charter School, Series 2003:
$         500    7.300%, 12/01/23                                                     12/13 at 100.00        N/R     $      477,225
          875    7.500%, 12/01/33                                                     12/13 at 100.00        N/R            829,841

        1,000   Colorado Housing and Finance Authority, Multifamily Project Bonds,    10/12 at 100.00         AA          1,013,640
                 Class II Series 2002C-6, 5.300%, 10/01/42

        3,000   Denver City and County School District No. 1, Colorado, General       12/13 at 100.00        AAA          2,960,340
                 Obligation Bonds, Series 2004, 4.750%, 12/01/23 - FSA Insured

        1,000   City and County of Denver, Colorado, Multifamily Housing Mortgage      7/08 at 102.00        AAA          1,017,590
                 Revenue Bonds, FHA-Insured Mortgage Loan Garden Court Community,
                 Series 1998, 5.400%, 7/01/39

          800   Eagle County Air Terminal Corporation, Colorado, Airport Terminal      5/06 at 101.00        N/R            814,568
                 Revenue Bonds, Series 1996, 7.500%, 5/01/21 (Alternative
                 Minimum Tax)

        1,250   Mesa County, Colorado, Residential Care Facilities Mortgage           12/11 at 101.00         AA          1,275,475
                 Revenue Bonds, Hilltop Community Resources, Inc. Obligated Group
                 Projects, Series 2001A, 5.250%, 12/01/21 - RAAI Insured

        2,000   Park Creek Metropolitan District, Colorado, Limited Tax Obligation    12/13 at 100.00        N/R          2,011,120
                 Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/13

                Tallyns Reach Metropolitan District 2, Colorado, Limited Tax Obligation
                Bonds, Series 2004:
          250    6.000%, 12/01/18                                                     12/13 at 100.00        N/R            245,818
          315    6.375%, 12/01/23                                                     12/13 at 100.00        N/R            308,943

                Tallyns Reach Metropolitan District 3, Colorado, Limited Tax Obligation
                Bonds, Series 2004:
          500    6.750%, 12/01/33                                                     12/13 at 100.00        N/R            489,010
          500    6.625%, 12/01/23                                                     12/13 at 100.00        N/R            490,565


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3%

        1,025   Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue   7/04 at 101.00        BBB          1,025,113
                 Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.3%

       13,365   District of Columbia, General Obligation Bonds, Series 2003B,          6/13 at 100.00        AAA         13,812,995
                 5.000%, 6/01/18 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 11.2%

        4,535   Bartram Springs Community Development District, Duval County,          5/13 at 102.00        N/R          4,697,852
                 Florida, Special Assessment Bonds, Series 2003A, 6.650%, 5/01/34

        3,000   Capital Trust Agency, Florida, Revenue Bonds, Seminole Tribe          10/12 at 102.00        N/R          3,709,560
                 Convention Center, Series 2002A, 10.000%, 10/01/33

        1,195   Century Gardens Community Development District, Miami-Dade             5/14 at 101.00        N/R          1,150,367
                 County, Florida, Special Assessment Revenue Bonds, Series 2004,
                 5.900%, 5/01/34

        5,785   Lee County Industrial Development Authority, Florida, Multifamily        No Opt. Call         A1          5,922,394
                 Housing Revenue Bonds, Legacy at Lehigh Project, Senior Series 2003A,
                 6.000%, 12/01/43

          645   Lexington Community Development District, Florida, Special Assessment  5/14 at 101.00        N/R            646,535
                 Revenue Bonds, Series 2004, 6.125%, 5/01/34

        4,000   MMA Financial CDD Junior Securitization Trust, Florida, Pass-Through  11/07 at 100.00        N/R          4,001,800
                 Certificates, Class A Series 2003I, 8.000%, 11/01/13

        3,370   Meadowwoods Community Development District, Pasco County,              5/14 at 101.00        N/R          3,335,087
                 Florida, Special Assessment Revenue Bonds, Series 2004A,
                 6.050%, 5/01/35

        1,000   Orlando Utilities Commission, Florida, Subordinate Lien Water and        No Opt. Call     Aa1***          1,217,290
                 Electric Revenue Bonds, Series 1989D, 6.750%, 10/01/17

        4,000   Palm Beach County Housing Finance Authority, Florida, Multifamily      7/09 at 103.00        N/R          3,870,600
                 Housing Revenue Bonds, Lake Delray Apartments, Series 1999A,
                 6.400%, 1/01/31 (Alternative Minimum Tax)

        1,700   South-Dade Venture Community Development District, Florida,            5/14 at 101.00        N/R          1,696,515
                 Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

                Stonegate Community Development District, Florida, Special Assessment
                Revenue Bonds, Series 2004:
          500    6.000%, 5/01/24                                                       5/14 at 101.00        N/R            499,135
          500    6.125%, 5/01/34                                                       5/14 at 101.00        N/R            498,975


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

                Westchester Community Development District 1, Florida, Special
                Assessment Bonds, Series 2003:
$       1,150    6.000%, 5/01/23                                                       5/13 at 101.00        N/R     $    1,159,028
        3,750    6.125%, 5/01/35                                                       5/13 at 101.00        N/R          3,772,275


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9%

        2,000   Fulton County Residential Care Facilities Authority, Georgia,         12/13 at 102.00        N/R          2,022,160
                 Revenue Bonds, St. Anne's Terrace, Series 2003, 7.625%, 12/01/33

          900   Fulton County Residential Care Facilities Authority, Georgia,          2/09 at 100.00        N/R            874,719
                 Revenue Bonds, Canterbury Court, Series 2004A, 6.125%, 2/15/34


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.7%

        2,000   Chicago, Illinois, Certificates of Participation Tax Increment        12/08 at 100.00        N/R          2,094,880
                 Revenue Notes, Chicago/Kingsbury Redevelopment Project,
                 Series 2004A, 6.570%, 2/15/13

        1,400   Illinois Health Facilities Authority, Revenue Bonds, Midwest          11/08 at 102.00        BB+          1,216,558
                 Physicians Group Ltd., Series 1998, 5.500%, 11/15/19

          795   Illinois Health Facilities Authority, Revenue Bonds, Victory Health    8/07 at 101.00       Baa2            724,030
                 Services, Series 1997A, 5.750%, 8/15/27

        8,725   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest       7/12 at 100.00         A-          9,025,751
                 Hospital, Series 2002A, 5.750%, 7/01/29

                Illinois Health Facilities Authority, FHA-Insured Mortgage
                Revenue Refunding Bonds, Sinai Health System, Series 2003:
        5,000    5.000%, 8/15/24                                                       8/13 at 100.00        AAA          4,896,650
       10,000    5.100%, 8/15/33                                                       8/13 at 100.00        AAA          9,710,600
        5,000    5.150%, 2/15/37                                                       8/13 at 100.00        AAA          4,869,900

          305   Illinois Health Facilities Authority, Revenue Refunding Bonds,         7/04 at 100.00        BB+            305,027
                 Proctor Community Hospital Project, Series 1991, 7.375%, 1/01/23

        2,065   Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood    3/14 at 102.00        N/R          2,000,758
                 Springs, Series 2004A, 6.200%, 3/01/34


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.3%

                Indiana Health Facility Financing Authority, Hospital Revenue
                Bonds, Community Foundation of Northwest Indiana, Series 2004A:
          500    6.250%, 3/01/25                                                       3/14 at 101.00       BBB-            504,320
        2,500    6.000%, 3/01/34                                                       3/14 at 101.00       BBB-          2,407,200

        1,640   Jasper Hospital Authority, Indiana, Revenue Bonds, Little Company     11/12 at 100.00         AA          1,737,580
                 of Mary Hospital of Indiana, Inc. and Affiliates, Memorial Hospital
                 Center Project, Series 2002, 5.500%, 11/01/17 - RAAI Insured

        7,650   Vincennes, Indiana, Economic Development Revenue Bonds,                1/09 at 102.00        N/R          7,198,803
                 Southwest Indiana Regional Youth Village, Series 1999,
                 6.250%, 1/01/24

        2,000   Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue    11/10 at 102.00        N/R          2,019,540
                 Bonds, Steel Dynamics, Inc., Series 1998, 7.250%, 11/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.8%

        2,875   Kenton County Airport Board, Kentucky, Special Facilities Revenue        No Opt. Call        CCC          2,508,466
                 Bonds, Delta Air Lines Project, Series 1992A, 7.500%, 2/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 6.7%

        3,405   Carter Plantation Community Development District, Livingston Parish,  11/05 at 100.00        N/R          3,324,710
                 Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16

        8,500   Hodge, Louisiana, Combined Utility System Revenue Bonds, Stone           No Opt. Call          B          8,613,475
                 Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative
                 Minimum Tax)

        2,650   LaFourche Parish Housing Authority, Louisiana, Multifamily Mortgage    1/11 at 105.00        AAA          2,959,335
                 Revenue Bonds, City Place II, Series 2001, 6.700%, 1/20/40

                Ouachita Parish Industrial Development Authority, Louisiana,
                Solid Waste Disposal Revenue Bonds, White Oaks Project, Series 2004A:
          865    8.250%, 3/01/19 (Alternative Minimum Tax)                             3/10 at 102.00        N/R            864,256
          805    8.500%, 3/01/24 (Alternative Minimum Tax)                             3/10 at 102.00        N/R            812,712


                                       45


                            Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       5,125   St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds,      10/04 at 100.00        N/R     $    5,166,717
                 Freeport McMoran Project, Series 1992, 7.700%, 10/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.9%

        3,155   Portland Housing Development Authority, Maine, Senior Living Revenue   2/14 at 102.00       Baa2          3,065,240
                 Bonds, Avesta Housing Development Corporation, Series 2004A,
                 6.000%, 2/01/34


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 2.6%

        3,800   Maryland Health and Higher Educational Facilities Authority, Revenue   8/14 at 100.00        BBB          3,678,894
                 Bonds, Medstar Health, Series 2004, 5.500%, 8/15/33

        6,435   Prince George's County, Maryland, Project and Revenue Refunding        7/04 at 102.00         B3          4,801,926
                 Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.1%

        3,500   Massachusetts Housing Finance Agency, Rental Housing Mortgage          7/10 at 100.00        AAA          3,698,100
                 Revenue Bonds, Series 2000H,  6.650%, 7/01/41 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.0%

        1,335   Countryside Charter School, Berrien County, Michigan, Charter School   4/09 at 100.00        N/R          1,260,814
                 Revenue Bonds, Series 1999, 7.000%, 4/01/29

          930   Countryside Charter School, Berrien County, Michigan, Charter School   4/09 at 100.00        N/R            948,898
                 Revenue Bonds, Series 2000, 8.000%, 4/01/29

        1,480   Detroit Local Development Finance Authority, Michigan, Tax Increment   5/09 at 101.00        BB-          1,242,800
                 Bonds, Series 1998A, 5.500%, 5/01/21

        3,500   Michigan State Hospital Finance Authority, Hospital Revenue Refunding  8/04 at 102.00        Ba3          2,546,145
                 Bonds, Detroit Medical Center Obligated Group, Series 1993B,
                 5.500%, 8/15/23

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue Refunding  3/13 at 100.00         A1          1,576,215
                 Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/15

        2,805   Nataki Talibah Schoolhouse, Wayne County, Michigan, Certificates of    6/10 at 102.00        N/R          2,948,560
                 Participation, Series 2000, 8.250%, 6/01/307

                Pontiac Hospital Finance Authority, Michigan, Hospital Revenue
                Refunding Bonds, NOMC Obligated Group, Series 1993:
        1,000    6.000%, 8/01/13                                                       8/04 at 101.00        Ba1            915,400
        1,500    6.000%, 8/01/18                                                       8/04 at 101.00        Ba1          1,332,465
        1,800    6.000%, 8/01/23                                                       8/04 at 101.00        Ba1          1,564,830

        5,000   Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds,  7/14 at 100.00          A          5,023,250
                 Covenant Medical Center, Series 2004G, 5.125%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.6%

                Minneapolis, Minnesota, Student Housing Revenue Bonds, Riverton
                Community Housing Project, Series 2000:
          100    7.200%, 7/01/14                                                       7/10 at 100.00        N/R            102,050
          100    7.300%, 7/01/15                                                       7/10 at 100.00        N/R            102,044

          500   Minneapolis, Minnesota, Commercial Development Revenue Bonds,          5/04 at 100.00        N/R            500,400
                 Thresher Square Limited Partnership II Project, Series 1996,
                 7.250%, 5/01/15

          310   New Brighton, Minnesota, Rental Housing Refunding Revenue Bonds,       4/05 at 102.00        N/R            310,378
                 Polynesian Village Apartment Project, Series 1995A, 7.000%, 10/01/08
                 (Alternative Minimum Tax)

        1,325   Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds,   6/14 at 102.00        N/R          1,327,610
                 PACT Charter School, Series 2004A, 6.750%, 12/01/33

        5,000   Saint Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health       7/04 at 100.00         A-          5,009,400
                 Services, Series 2003B, 5.250%, 7/01/30

        1,100   Saint Paul Housing and Redevelopment Authority, Minnesota, Charter     6/14 at 102.00        N/R          1,102,167
                 School Revenue Bonds, HOPE Academy Charter School, Series 2004A,
                 6.750%, 12/01/33 (WI, settling 5/11/04)


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.5%

$       2,400   Kansas City Industrial Development Authority, Missouri, Multifamily    2/14 at 102.00        N/R     $    2,323,056
                 Housing Revenue Bonds, Pickwick Apartments Project, Series 2004,
                 8.000%, 2/01/34 (Alternative Minimum Tax)

        2,500   St. Louis County Industrial Development Authority, Missouri, Revenue   6/04 at 101.00        N/R          2,576,500
                 Bonds, Kiel Center Multipurpose Arena, Series 1992, 7.875%, 12/01/24
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.7%

        5,200   Montana Board of Investments, Exempt Facility Revenue Bonds,           7/10 at 101.00        Ba3          5,379,504
                 Stillwater Mining Company Project, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.9%

        1,500   Clark County, Nevada, Local Improvement Bonds, Mountain's Edge         8/16 at 100.00        N/R          1,498,170
                 Special Improvement District 142, Series 2003, 6.375%, 8/01/23

        2,370   Clark County, Nevada, Industrial Development Revenue Bonds,            7/04 at 101.00         B-          2,027,582
                 Nevada Power Company Project, Variable Rate Demand Obligations,
                 Series 1995C, 5.500%, 10/01/30

          550   Director of Nevada State Department of Business and Industry,          1/10 at 102.00        N/R            526,730
                 Revenue Bonds, Las Vegas Monorail Project, Second Tier Series 2000,
                 7.375%, 1/01/40

        2,105   Washoe County School District, Nevada, General Obligation Bonds,       6/13 at 100.00        AAA          2,156,657
                 Series 2003C, 5.000%, 6/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.2%

        1,925   New Jersey Economic Development Authority, Revenue Bonds,              8/09 at 102.00        N/R          1,732,500
                 Meridian Health System - Shrewsbury Assisted Living Facility,
                 Series 1999, 6.750%, 8/01/30

        1,510   New Jersey Economic Development Authority, Special Facilities          9/09 at 101.00          B          1,184,233
                 Revenue Bonds, Continental Airlines, Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

          500   New Jersey Health Care Facilities Financing Authority, Revenue Bonds,  7/10 at 101.00       BBB-            547,420
                 Trinitas Hospital Obligated Group, Series 2000, 7.500%, 7/01/30

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        7,825    6.750%, 6/01/39                                                       6/13 at 100.00        BBB          7,343,137
        2,760    7.000%, 6/01/41                                                       6/13 at 100.00        BBB          2,711,424


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.4%

        4,500   Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A,      9/13 at 101.00        N/R          4,512,330
                 5.000%, 9/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.5%

        1,700   New York City Industrial Development Agency, New York, Special         8/04 at 102.00        CCC          1,172,031
                 Facilities Revenue Bonds, American Airlines, Inc., Series 1994,
                 6.900%, 8/01/24 (Alternative Minimum Tax)

          750   New York City Industrial Development Agency, New York, Special           No Opt. Call        CCC            600,210
                 Facilities Revenue Bonds, JFK Airport - American Airlines, Inc.,
                 Series 2002A, 8.000%, 8/01/12 (Alternative Minimum Tax)

        2,000   Dormitory Authority of the State of New York, Revenue Bonds,           7/13 at 100.00         AA          2,171,480
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

                New York Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003B-1C:
        5,000    5.500%, 6/01/21                                                       6/13 at 100.00        AA-          5,279,550
        5,000    5.500%, 6/01/22                                                       6/13 at 100.00        AA-          5,253,200


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.7%

        5,500   North Carolina Capital Facilities Financing Agency, Solid Waste        7/12 at 106.00        N/R          5,394,345
                 Facilities Revenue Bonds, Liberty Tire Services of North Carolina
                 LLC, Series 2004A, 6.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.8%

                Belmont County, Ohio, Revenue Bonds, Ohio Valley Health Services
                and Education Corporation, Series 1998:
          500    5.700%, 1/01/13                                                       1/08 at 102.00         BB            457,620
          400    5.800%, 1/01/18                                                       1/08 at 102.00         BB            348,608


                                       47


                            Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$       8,000   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00        N/R     $    7,438,960
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

          800   Toledo Lucas County Port Authority, Ohio, Port Revenue Bonds,          3/14 at 101.00         A+            758,136
                 Cargill, Inc. Project, Series 2004A, 4.800%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.5%

                Oklahoma Development Finance Authority, Revenue Refunding Bonds,
                Hillcrest Healthcare System, Series 1999A:
        1,200    5.750%, 8/15/15                                                       8/09 at 101.00         B1          1,043,832
       11,680    5.625%, 8/15/29                                                       8/09 at 101.00         B1          9,267,262

        1,305   Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American       6/05 at 102.00         B-          1,113,439
                 Airlines, Inc., Series 1995, 6.250%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.7%

        2,170   Marioon County Housing Authority, Oregon, Multifamily Housing         10/06 at 105.00        AAA          2,401,517
                 Revenue Bonds, Elliot Residence, Senior Lien, Series 1995,
                 7.500%, 10/20/37 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.0%

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
          695    9.250%, 11/15/22                                                     11/10 at 102.00          B            777,781
        6,455    9.250%, 11/15/30                                                     11/10 at 102.00          B          7,216,690

          190   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,          10/04 at 100.00          B            177,338
                 Forbes Health System, Series 1992, 7.000%, 10/01/13

          300   Monroeville Hospital Authority, Pennsylvania, Revenue Bonds,          10/05 at 102.00          B            258,726
                 Forbes Health System, Series 1995, 6.250%, 10/01/15

          240   New Morgan Industrial Development Authority, Pennsylvania, Solid      10/04 at 102.00        BB-            223,423
                 Waste Disposal Revenue Bonds, New Morgan Landfill Company,
                 Inc. Project, Series 1994, 6.500%, 4/01/19 (Alternative
                 Minimum Tax)

          580   Pennsylvania Economic Development Financing Authority Revenue          6/08 at 100.00        BB+            537,851
                 Bonds, Northwestern Human Services, Inc. Project, Series 1998A,
                 5.250%, 6/01/09

        4,000   Pennsylvania Economic Development Financing Authority, Revenue         6/12 at 102.00          A          4,170,040
                 Bonds, AMTRAK 30th Street Station Parking Garage Project,
                 Series 2002, 5.800%, 6/01/23 (Alternative Minimum Tax) -
                 ACA Insured

          230   Pennsylvania Higher Educational Facilities Authority, Revenue            No Opt. Call          B            202,770
                 Bonds, Allegheny General Hospital Project, Series 1991A,
                 7.250%, 9/01/17

        2,635   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00        AAA          2,798,449
                 Bonds, Series 2003B, 5.250%, 11/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.8%

        3,000   Rhode Island Tobacco Settlement Financing Corporation, Tobacco         6/12 at 100.00        BBB          2,601,480
                 Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.5%

                Berkeley County School District, South Carolina, Installment
                Purchase Revenue Securing Assets for Education, Series 2003:
        4,125    5.250%, 12/01/15                                                     12/13 at 100.00         A-          4,316,153
        2,070    5.250%, 12/01/17                                                     12/13 at 100.00         A-          2,140,007
        2,755    5.250%, 12/01/19                                                     12/13 at 100.00         A-          2,818,420

        4,450   Greenville County School District, South Carolina, Installment        12/13 at 100.00        AA-          4,649,182
                 Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/17

        4,850   Piedmont Municipal Power Agency, South Carolina, Electric Revenue        No Opt. Call        AAA          5,921,026
                 Refunding Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured

        1,150   South Carolina JOBS Economic Development Authority, Hospital           8/11 at 100.00         AA          1,169,665
                 Revenue Bonds, Georgetown Memorial Hospital, Series 2001,
                 5.250%, 2/01/21 - RAAI Insured


                                       48

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.8%

$         750   Brazoria County Municipal Utility District No. 19, Texas, General      9/12 at 100.00         AA     $      714,068
                 Obligation Bonds, Series 2004, 5.000%, 9/01/28 - RAAI Insured

        1,200   Dallas-Ft. Worth International Airport Facility Improvement            5/04 at 101.00        CCC            839,292
                 Corporation, Texas, Revenue Bonds, American Airlines, Inc.,
                 Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

        2,705   Dallas-Ft. Worth International Airport Facility Improvement           11/05 at 102.00        CCC          1,866,964
                 Corporation, Texas, Revenue Bonds, American Airlines, Inc.,
                 Series 1995, 6.000%, 11/01/14

          565   Dallas-Ft. Worth International Airport Facility Improvement           11/09 at 101.00        CCC            369,759
                 Corporation, Texas, Revenue Bonds, American Airlines, Inc.,
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

          585   Gulf Coast Industrial Development Authority, Texas, Solid Waste        4/12 at 100.00        Ba2            627,021
                 Disposal Revenue Bonds, Citgo Petroleum Corporation Project,
                 Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)

        3,000   Harris County Health Facilities Development Corporation, Texas,       12/14 at 100.00          A          2,963,340
                 Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                 Series 2004A, 5.125%, 12/01/23

        2,020   Houston, Texas, Airport System Special Facilities Revenue Bonds,       7/09 at 101.00         B-          1,435,917
                 Continental Air Lines, Inc. Project, Series 1998B, 5.700%, 7/15/29
                 (Alternative Minimum Tax)

          975   Houston, Texas, Airport System Special Facilities Revenue Bonds,       7/09 at 101.00         B-            693,079
                 Continental Air Lines, Inc. Project, Series 1998C, 5.700%, 7/15/29
                 (Alternative Minimum Tax)

                Houston, Texas, Airport System Special Facilities Revenue Bonds,
                Continental Air Lines, Inc. Project, Series 2001E:
          600    7.375%, 7/01/22 (Alternative Minimum Tax)                             7/11 at 101.00         B-            543,102
        5,350    6.750%, 7/01/29 (Alternative Minimum Tax)                             7/11 at 101.00         B-          4,494,268

                Houston Health Facilities Development Corporation, Texas, Revenue
                Bonds, Buckingham Senior Living Community, Inc., Series 2004A:
          250    7.000%, 2/15/23                                                       2/14 at 101.00        N/R            251,338
        1,400    7.125%, 2/15/34                                                       2/14 at 101.00        N/R          1,394,638

        5,850   Texas Department of Housing and Community Affairs, Multifamily         7/21 at 100.00        N/R          5,715,157
                 Housing Revenue Bonds, Humble Parkway Townhomes, Series 2004,
                 6.600%, 1/01/41 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 3.6%

        5,000   Virgin Islands Public Finance Authority, Refinery Revenue Bonds,      10/14 at 100.00       BBB-          5,197,250
                 Hovensa LLC Project, Series 2003, 6.125%, 7/01/22 (Alternative
                 Minimum Tax)

        3,300   Virgin Islands Public Financing Authority, Refinery Revenue Bonds,     7/14 at 100.00       BBB-          3,373,194
                 Hovensa LLC Project, Senior Secured Lien, Series 2004,
                 5.875%, 7/01/22

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan    10/14 at 100.00         AA          2,989,860
                 Notes, Series 2003, 5.000%, 10/01/26 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 3.8%

                Pocahontas Parkway Association, Virginia, Route 895 Connector
                Toll Road Senior Lien Revenue Bonds, Series 1998B:
        2,000    0.000%, 8/15/12                                                        8/08 at 82.10         BB          1,085,300
        3,000    0.000%, 8/15/15                                                        8/08 at 68.82         BB          1,260,300
        9,000    0.000%, 8/15/19                                                        8/08 at 54.38         BB          2,789,010

                Pocahontas Parkway Association, Virginia, Route 895 Connector
                Toll Road Senior Lien Revenue Bonds, Series 1998A:
        2,000    0.000%, 8/15/14                                                        8/08 at 73.23         BB            902,600
        4,250    5.500%, 8/15/28                                                       8/08 at 102.00         BB          3,514,282
        1,850    0.000%, 8/15/30                                                        8/08 at 28.38         BB            246,809

        2,540   Virginia Resources Authority, Infrastructure Revenue Bonds,           11/13 at 100.00        AAA          2,650,287
                 Pooled Loan Financing Program, Series 2003, 5.000%, 11/01/19


                                       49


                            Nuveen Municipal High Income Opportunity Fund (NMZ) (continued)
                                  Portfolio of INVESTMENTS April 30, 2004 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL                        MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                            PROVISIONS*  RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.9%

$       3,000   Skagit County Public Hospital District No. 1, Washington, Revenue        No Opt. Call       Baa3     $    3,053,400
                 Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/18

                Vancouver Downtown Redevelopment Authority, Washington,
                Conference Center Project Revenue Bonds, Series 2003A:
        1,750    6.000%, 1/01/28 - ACA Insured                                           No Opt. Call          A          1,854,510
        3,500    6.000%, 1/01/34 - ACA Insured                                         1/14 at 100.00          A          3,703,560
        2,500    5.250%, 1/01/34 - ACA Insured                                         1/14 at 100.00          A          2,421,300

        1,295   Washington Public Power Supply System, Nuclear Project 3, Revenue        No Opt. Call        AAA          1,627,465
                 Refunding Bonds, Series 1989B, 7.125%, 7/01/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.4%

          550   Lac Courte Oreilles Band of Lake Superior Chippewa Indians,           12/14 at 101.00        N/R            545,996
                 Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

          300   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,  7/06 at 102.00        N/R            298,476
                 Milwaukee Catholic Home, Inc., Series 1996, 7.250%, 7/01/17

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,  8/08 at 101.00         AA          1,007,710
                 Howard Young Medical Center, Series 1998, 5.000%, 8/15/18 -
                 RAAI Insured

          500   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,  8/05 at 100.00        N/R            502,725
                 Oakwood Village Project, Series 2000A, 7.000%, 8/15/15
        5,000   Wisconsin Health and Educational Facilities Authority, Revenue Bonds,  2/12 at 101.00          A          5,179,150
                 Wheaton Franciscan Services, Inc., Series 2002, 5.750%, 8/15/30

                Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Aurora Health Care, Inc., Series 1999A:
        2,300    5.600%, 2/15/29 - ACA Insured                                         2/09 at 101.00          A          2,322,977
        9,380    5.600%, 2/15/29                                                       2/09 at 101.00       BBB+          9,188,365

                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, Southwest Health Center, Inc., Series 2004A:
          875    6.125%, 4/01/24                                                       4/14 at 100.00        N/R            845,770
        1,000    6.250%, 4/01/34                                                       4/14 at 100.00        N/R            957,130
------------------------------------------------------------------------------------------------------------------------------------
$     497,350   Total Long-Term Investments (cost $481,175,821) - 146.8%                                                476,013,287
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                      3,341,896
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (47.8)%                                                       (155,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  324,355,183
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    **   Ratings: Using the higher of Standard & Poor's or
                         Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       50


                Statement of
                       ASSETS AND LIABILITIES April 30, 2004 (Unaudited)
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)            (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $799,008,950,
   $742,706,209, $1,169,943,659, $443,821,246 and
   $481,175,821, respectively)                    $840,010,536     $781,101,611   $1,229,011,310      $457,334,625     $476,013,287
Cash                                                        --               --               --         1,178,712               --
Receivables:
   Interest                                         14,377,504       13,439,548       21,324,985         6,935,377        8,333,885
   Investments sold                                  2,074,377          685,705       12,213,833           145,388       10,564,422
Other assets                                            49,520           44,048           72,811            18,668           10,481
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 856,511,937      795,270,912    1,262,622,939       465,612,770      494,922,075
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                         897,316          702,482        1,730,061                --        8,205,265
Payable for investments purchased                    3,533,106               --        2,120,502         2,001,375        6,845,735
Accrued expenses:
   Management fees                                     441,868          412,139          645,483           244,316          164,709
   Organization and offering costs                          --               --               --                --          123,257
   Other                                               117,261          116,173          176,725            68,090           96,376
Preferred share dividends payable                       24,663           24,344           33,854             9,419          131,550
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              5,014,214        1,255,138        4,706,625         2,323,200       15,566,892
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value             301,000,000      279,000,000      452,000,000       165,000,000      155,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $550,497,723     $515,015,774   $  805,916,314      $298,289,570     $324,355,183
====================================================================================================================================
Common shares outstanding                           35,748,959       33,887,474       54,204,488        20,091,018       23,183,308
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common
   shares, divided by Common
   shares outstanding)                            $      15.40     $      15.20   $        14.87      $      14.85     $      13.99
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    357,490     $    338,875   $      542,045      $    200,910     $    231,833
Paid-in surplus                                    498,171,949      471,843,703      755,082,013       279,089,874      327,830,677
Undistributed (Over-distribution of)
   net investment income                             6,904,954        6,926,376        8,725,896         2,590,350         (200,229)
Accumulated net realized gain (loss)
   from investments                                  4,061,744       (2,488,582)     (17,501,291)        2,895,057        1,655,436
Net unrealized appreciation (depreciation)
   of investments                                   41,001,586       38,395,402       59,067,651        13,513,379       (5,162,534)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares            $550,497,723     $515,015,774   $  805,916,314      $298,289,570     $324,355,183
====================================================================================================================================
Authorized shares:
   Common                                          200,000,000      200,000,000      200,000,000       200,000,000        Unlimited
   Preferred                                         1,000,000        1,000,000        1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       51


                Statement of
                    OPERATIONS Six Months Ended April 30, 2004 (Unaudited)
                                                    INVESTMENT           SELECT          QUALITY           PREMIER      HIGH INCOME
                                                       QUALITY          QUALITY           INCOME            INCOME      OPPORTUNITY
                                                         (NQM)            (NQS)            (NQU)             (NPF)           (NMZ)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $ 22,642,381      $21,524,121      $33,087,420       $12,251,419      $ 9,616,490
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                      2,717,695        2,523,967        3,957,960         1,504,195        1,369,109
Preferred shares - auction fees                        375,219          347,795          563,452           205,685           50,718
Preferred shares - dividend disbursing agent fees       24,932           24,932           29,918            14,959            5,290
Shareholders' servicing agent fees and expenses         37,819           33,808           57,654            19,865            2,031
Custodian's fees and expenses                           80,354           71,710          131,074            53,236           66,365
Directors'/Trustees' fees and expenses                   9,954            6,353            9,692             3,351            6,884
Professional fees                                       43,918           70,429           33,111            61,457           48,045
Shareholders' reports - printing and
   mailing expenses                                     46,732           42,296           78,569            25,231           32,611
Stock exchange listing fees                              7,396            7,145           10,868             7,716              635
Investor relations expense                              41,217           38,689           62,435            22,637           23,108
Other expenses                                          25,600           25,215           33,135            18,142            4,113
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                         3,410,836        3,192,339        4,967,868         1,936,474        1,608,909
   Custodian fee credit                                (12,495)         (20,399)         (10,003)           (5,134)         (33,524)
   Expense reimbursement                                    --               --               --                --         (595,309)
   Legal fee reimbursement                                  --         (227,728)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                         3,398,341        2,944,212        4,957,865         1,931,340          980,076
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               19,244,040       18,579,909       28,129,555        10,320,079        8,636,414
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments            5,134,811       (2,486,904)         440,147         3,317,684        1,655,436
Change in net unrealized appreciation
  (depreciation) of investments                    (14,228,750)         129,466       (9,805,261)       (8,738,956)      (5,162,535)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                    (9,093,939)      (2,357,438)      (9,365,114)       (5,421,272)      (3,507,099)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                          (1,279,199)      (1,045,259)      (1,937,333)         (712,137)        (587,768)
From accumulated net realized gains
   from investments                                         --         (189,626)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders     (1,279,199)      (1,234,885)      (1,937,333)         (712,137)       (587,768)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from operations                   $  8,870,902      $14,987,586      $16,827,108       $ 4,186,670      $ 4,541,547
====================================================================================================================================

* For the period November 19, 2003 (commencement of operations) through April 30, 2004.

                                 See accompanying notes to financial statements.

                Statement of
                      CHANGES IN NET ASSETS (Unaudited)

                                                                      INVESTMENT QUALITY (NQM)            SELECT QUALITY (NQS)
                                                                 ---------------------------------  --------------------------------
                                                                 SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED     YEAR ENDED
                                                                          4/30/04         10/31/03           4/30/04       10/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 19,244,040     $ 39,687,300      $ 18,579,909   $ 36,520,388
Net realized gain (loss) from investments                               5,134,811       (1,111,259)       (2,486,904)     2,974,735
Change in net unrealized appreciation (depreciation)
   of investments                                                     (14,228,750)       2,071,439           129,466      7,303,621
Distributions to Preferred Shareholders:
   From net investment income                                          (1,279,199)      (2,742,396)       (1,045,259)    (2,528,064)
   From accumulated net realized gains from investments                        --          (81,498)         (189,626)            --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                      8,870,902       37,823,586        14,987,586     44,270,680
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (18,017,475)     (35,966,517)      (16,933,397)   (33,209,730)
From accumulated net realized gains from investments                           --         (816,999)       (2,399,044)           --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                               (18,017,475)     (36,783,516)      (19,332,441)   (33,209,730)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                            --               --                --             --
   Net proceeds from shares issued to shareholders due
      to reinvestment of distributions                                         --               --                --             --
Preferred shares offering costs                                                --               --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from capital share transactions                                      --               --                --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares      (9,146,573)       1,040,070        (4,344,855)    11,060,950
Net assets applicable to Common shares at the beginning
   of period                                                          559,644,296      558,604,226       519,360,629    508,299,679
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period          $550,497,723     $559,644,296      $515,015,774   $519,360,629
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of period                                              $  6,904,954     $  6,957,588      $  6,926,376   $  6,325,123
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       53

                Statement of
                    CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                                                                        HIGH INCOME
                                                                                                                        OPPORTUNITY
                                                       QUALITY INCOME (NQU)               PREMIER INCOME (NPF)             (NMZ)
                                               ---------------------------------   --------------------------------  ---------------
                                                                                                                            FOR THE
                                                                                                                             PERIOD
                                                                                                                           11/19/03
                                                                                                                      (COMMENCEMENT
                                                                                                                     OF OPERATIONS)
                                               SIX MONTHS ENDED       YEAR ENDED   SIX MONTHS ENDED      YEAR ENDED         THROUGH
                                                        4/30/04         10/31/03            4/30/04        10/31/03         4/30/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                              $ 28,129,555     $ 57,694,782       $ 10,320,079    $ 21,302,745     $ 8,636,414
Net realized gain (loss) from investments               440,147      (17,548,461)         3,317,684        (462,037)      1,655,436
Change in net unrealized appreciation
   (depreciation) of investments                     (9,805,261)      36,283,394         (8,738,956)        359,740      (5,162,535)
Distributions to Preferred Shareholders:
   From net investment income                        (1,937,333)      (4,025,308)          (712,137)     (1,449,983)       (587,768)
   From accumulated net realized gains
      from investments                                       --         (138,847)                --        (162,994)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from operations                            16,827,108       72,265,560          4,186,670      19,587,471       4,541,547
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                          (26,180,774)     (52,036,285)        (9,945,056)    (19,773,812)     (8,248,875)
From accumulated net realized gains
   from investments                                          --       (1,550,167)                --      (1,723,562)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to
   Common shareholders                              (26,180,774)     (53,586,452)        (9,945,056)    (21,497,374)     (8,248,875)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --               --                 --              --     330,929,250
   Net proceeds from shares issued to shareholders due
      to reinvestment of distributions                       --               --                 --              --         403,486
Preferred shares offering costs                              --               --                 --              --      (3,370,500)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common
   shares from capital share transactions                    --               --                 --              --     327,962,236
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable
   to Common shares                                  (9,353,666)      18,679,108         (5,758,386)     (1,909,903)    324,254,908
Net assets applicable to Common shares at the
   beginning of period                              815,269,980      796,590,872        304,047,956     305,957,859         100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of period                                   $805,916,314     $815,269,980       $298,289,570    $304,047,956    $324,355,183
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period          $  8,725,896     $  8,714,448       $  2,590,350    $  2,927,464    $   (200,229)
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The National Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF) and Nuveen Municipal High Income Opportunity Fund (NMZ). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) are traded on the New York Stock Exchange while Common shares of High Income Opportunity (NMZ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Prior to the commencement of operations of High Income Opportunity (NMZ), the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2004, Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity (NMZ) had when-issued or delayed delivery purchase commitments of $3,533,106, $2,001,375 and $1,102,063, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders. Legal fee reimbursement presented on the Statement of Operations for Select Quality (NQS) reflect a refund of workout expenditures paid in a prior reporting period.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                             INVESTMENT     SELECT      QUALITY      PREMIER  HIGH INCOME
                                                QUALITY    QUALITY       INCOME       INCOME  OPPORTUNITY
                                                  (NQM)      (NQS)        (NQU)        (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       2,500      2,000        3,000        1,000        3,000
   Series T                                       2,500      2,000        3,000        2,800        1,600
   Series W                                       2,500      2,800        3,000           --        1,600
   Series W2                                         --         --        2,080           --           --
   Series TH                                      2,040      1,560        4,000        2,800           --
   Series F                                       2,500      2,800        3,000           --           --
---------------------------------------------------------------------------------------------------------
Total                                            12,040     11,160       18,080        6,600        6,200
=========================================================================================================

Effective January 23, 2004, High Income Opportunity (NMZ) issued 3,000 Series M, 1,600 Series T and 1,600 Series W, $25,000 stated value Preferred shares.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceeds $.03 per Common share for High Income Opportunity (NMZ). High Income Opportunity's (NMZ) share of Common share offering costs ($694,500) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by High Income Opportunity (NMZ) in connection with its offering of Preferred shares ($3,370,500) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common and Preferred shares were as follows:

                                   INVESTMENT                   SELECT                    QUALITY
                                  QUALITY (NQM)              QUALITY (NQS)             INCOME (NQU)
                             -----------------------   ------------------------   -----------------------
                             SIX MONTHS         YEAR   SIX MONTHS          YEAR   SIX MONTHS         YEAR
                                  ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                4/30/04     10/31/03      4/30/04      10/31/03      4/30/04     10/31/03
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                       --           --           --            --           --           --
   Shares issued to shareholders
     due to reinvestment
     of distributions                --           --           --            --           --           --
---------------------------------------------------------------------------------------------------------
                                     --           --           --            --           --           --
=========================================================================================================
Preferred shares sold                --           --           --            --           --           --
=========================================================================================================
                                                               PREMIER                     HIGH INCOME
                                                             INCOME (NPF)               OPPORTUNITY (NMZ)
                                                       ------------------------        -------------------
                                                                                                  FOR THE
                                                                                                   PERIOD
                                                                                                 11/19/03
                                                                                            (COMMENCEMENT
                                                       SIX MONTHS          YEAR             OF OPERATIONS)
                                                            ENDED         ENDED                   THROUGH
                                                          4/30/04      10/31/03                   4/30/04
---------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                                 --            --                23,150,000
   Shares issued to shareholders
     due to reinvestment of distributions                      --            --                    26,308
---------------------------------------------------------------------------------------------------------
                                                               --            --                23,176,308
=========================================================================================================
Preferred shares sold                                          --            --                     6,200
=========================================================================================================

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the six months ended April 30, 2004, were as follows:

                                          INVESTMENT        SELECT      QUALITY      PREMIER   HIGH INCOME
                                             QUALITY       QUALITY       INCOME       INCOME   OPPORTUNITY
                                               (NQM)         (NQS)        (NQU)        (NPF)        (NMZ)*
----------------------------------------------------------------------------------------------------------
Purchases                                $92,015,613   $22,701,890  $25,817,899  $50,197,580  $652,608,637
Sales and maturities                      75,992,509     9,554,918   29,266,000   52,545,586   172,759,916
==========================================================================================================

* For the period November 19, 2003 (commencement of operations) through April 30, 2004.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2004, the cost of investments were as follows:

                                          INVESTMENT         SELECT         QUALITY       PREMIER   HIGH INCOME
                                             QUALITY        QUALITY          INCOME        INCOME   OPPORTUNITY
                                               (NQM)          (NQS)           (NQU)         (NPF)         (NMZ)
---------------------------------------------------------------------------------------------------------------
Cost of investments                     $798,619,121   $742,384,894  $1,169,965,296  $443,742,760  $481,082,822
===============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2004, were as follows:

                                          INVESTMENT         SELECT       QUALITY        PREMIER   HIGH INCOME
                                             QUALITY        QUALITY        INCOME         INCOME   OPPORTUNITY
                                               (NQM)          (NQS)         (NQU)          (NPF)         (NMZ)
--------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $ 55,499,602   $46,380,561   $65,380,093    $20,732,836   $ 2,907,835
   Depreciation                           (14,108,187)   (7,663,844)   (6,334,079)    (7,140,971)   (7,977,370)
--------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                        $ 41,391,415   $38,716,717   $59,046,014    $13,591,865   $(5,069,535)
==============================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2003, the Funds' last fiscal year end, were as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                     $9,471,609   $8,784,109  $12,774,454   $4,492,818
Undistributed net ordinary income *                        137,030       61,975          980        1,676
Undistributed net long-term capital gains                       --    2,586,992           --           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended October 31, 2003, the Funds' last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

                                                        INVESTMENT       SELECT      QUALITY      PREMIER
                                                           QUALITY      QUALITY       INCOME       INCOME
                                                             (NQM)        (NQS)        (NQU)        (NPF)
---------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $38,441,758  $35,672,184  $56,010,189  $21,206,118
Distributions from net ordinary income *                   200,905           --           --        4,704
Distributions from net long-term capital gains             897,555           --    1,689,014    1,886,500
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31 2003, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in 2011:

                                            INVESTMENT      QUALITY      PREMIER
                                               QUALITY       INCOME       INCOME
                                                 (NQM)        (NQU)        (NPF)
--------------------------------------------------------------------------------
Expiration year:
   2011                                     $1,109,759  $17,527,285     $422,878
================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Funds' (excluding High Income Opportunity (NMZ)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================


Under High Income Opportunity's (NMZ) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of the Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .7500%
For the next $125 million                                                 .7375
For the next $250 million                                                 .7250
For the next $500 million                                                 .7125
For the next $1 billion                                                   .7000
For net assets over $2 billion                                            .6750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates.

As approved by the Board of Directors/Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates will go into effect on August 1, 2004. This complex-wide fee schedule is expected to marginally decrease the rate at which management fees are to be paid by the Funds. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

For the first eight years of High Income Opportunity's (NMZ) operation, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts, and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
NOVEMBER 30,                                      NOVEMBER 30,
--------------------------------------------------------------------------------
2003*                        .32%                      2009                 .24%
2004                         .32                       2010                 .16
2005                         .32                       2011                 .08
2006                         .32
2007                         .32
2008                         .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)



6. INVESTMENT COMPOSITION

At April 30, 2004, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                             INVESTMENT    SELECT      QUALITY       PREMIER  HIGH INCOME
                                                QUALITY   QUALITY       INCOME        INCOME  OPPORTUNITY
                                                  (NQM)     (NQS)        (NQU)         (NPF)        (NMZ)
---------------------------------------------------------------------------------------------------------
Consumer Staples                                     2%        5%           5%            3%           4%
Education and Civic Organizations                    3         1            2             4           --
Energy                                              --        --           --            --            3
Healthcare                                          13        17            9            11           25
Housing/Multifamily                                  6         4            3             7            9
Housing/Single Family                                3         6            3             4           --
Materials                                           --         1           --            --            4
Tax Obligation/General                              18         9           24            16            7
Tax Obligation/Limited                              10         9            6            20           30
Transportation                                      12        12           13             2            7
U.S. Guaranteed                                     18        16           16            13           --
Utilities                                            7        14           12            10            5
Water and Sewer                                      7         4            6             9           --
Other                                                1         2            1             1            6
---------------------------------------------------------------------------------------------------------
                                                   100%      100%         100%          100%         100%
=========================================================================================================

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (63% for Investment Quality (NQM), 60% for Select Quality (NQS), 64% for Quality Income (NQU), 59% for Premier Income (NPF) and 14% for High Income Opportunity (NMZ)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2004, to shareholders of record on May 15, 2004, as follows:

                                             INVESTMENT     SELECT      QUALITY      PREMIER    HIGH INCOME
                                                QUALITY    QUALITY       INCOME       INCOME    OPPORTUNITY
                                                  (NQM)      (NQS)        (NQU)        (NPF)          (NMZ)
-----------------------------------------------------------------------------------------------------------
Dividend per share                               $.0840     $.0830       $.0805       $.0825         $.0890
===========================================================================================================

                Financial
                       HIGHLIGHTS (Unaudited)

                Financial
                       HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:
                                                          Investment Operations                             Less Distributions
                                     ---------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                          Beginning                      Net     Investment         Capital           Investment   Capital
                             Common                Realized/      Income to        Gains to            Income to  Gains to
                              Share         Net   Unrealized      Preferred       Preferred               Common    Common
                          Net Asset  Investment   Investment         Share-          Share-               Share-    Share-
                              Value      Income   Gain (Loss)       holders+        holders+   Total     holders   holders    Total
====================================================================================================================================
INVESTMENT QUALITY (NQM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                      $15.65       $ .54       $ (.25)         $(.04)           $ --    $ .25      $ (.50)     $ --   $ (.50)
2003                          15.63        1.11          .02           (.08)             --     1.05       (1.01)     (.02)   (1.03)
2002                          15.71        1.15         (.15)          (.11)           (.01)     .88        (.94)     (.02)    (.96)
2001                          14.67        1.16         1.00           (.27)             --     1.89        (.85)       --     (.85)
2000                          14.03        1.21          .66           (.34)             --     1.53        (.89)       --     (.89)
1999                          16.00        1.21        (1.96)          (.24)             --     (.99)       (.96)       --     (.96)

SELECT QUALITY (NQS)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                       15.33         .55         (.07)          (.03)           (.01)     .44        (.50)     (.07)    (.57)
2003                          15.00        1.08          .30           (.07)             --     1.31        (.98)       --     (.98)
2002                          15.48        1.12         (.38)          (.09)           (.04)     .61        (.94)     (.15)   (1.09)
2001                          14.48        1.19          .95           (.26)           (.01)    1.87        (.87)       --     (.87)
2000                          14.05        1.22          .47           (.34)             --     1.35        (.92)       --     (.92)
1999                          15.68        1.22        (1.64)          (.24)             --     (.66)       (.96)       --     (.96)

QUALITY INCOME (NQU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                       15.04         .52         (.17)          (.04)             --      .31        (.48)       --     (.48)
2003                          14.70        1.06          .34           (.07)             --     1.33        (.96)      (.03)   (.99)
2002                          15.32        1.12         (.59)          (.10)           (.03)     .40        (.93)      (.09)  (1.02)
2001                          14.53        1.21          .76           (.26)             --     1.71        (.91)      (.01)   (.92)
2000                          14.33        1.28          .21           (.34)             --     1.15        (.95)       --     (.95)
1999                          15.83        1.27        (1.48)          (.25)             --     (.46)      (1.03)       --    (1.03)

PREMIER INCOME (NPF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                       15.13         .51         (.25)          (.04)             --      .22        (.50)       --     (.50)
2003                          15.23        1.06         (.01)          (.07)           (.01)     .97        (.98)     (.09)   (1.07)
2002                          15.31        1.15         (.13)          (.11)           (.01)     .90        (.96)     (.02)    (.98)
2001                          14.42        1.23          .84           (.26)             --     1.81        (.92)       --     (.92)
2000                          14.24        1.26          .21           (.34)             --     1.13        (.95)       --     (.95)
1999                          15.76        1.22        (1.51)          (.24)             --     (.53)       (.97)       --     (.97)

HIGH INCOME OPPORTUNITY (NMZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(b)                       14.33        .37          (.14)          (.03)             --      .20        (.36)       --     (.36)
====================================================================================================================================

                                                                        Total Returns
                                                                    ---------------------
                                Offering                                          Based
                               Costs and       Ending                                on
                               Preferred       Common                Based       Common
                                   Share        Share     Ending        on    Share Net
                            Underwriting    Net Asset     Market    Market        Asset
                               Discounts        Value      Value     Value**      Value**
=========================================================================================
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                             $ --       $15.40   $14.0000     (4.20)%       1.55%
2003                                  --        15.65    15.1000      7.78         6.88
2002                                  --        15.63    14.9900      7.71         5.85
2001                                  --        15.71    14.8400     22.33        13.16
2000                                  --        14.67    12.8750      3.70        11.38
1999                                (.02)       14.03    13.3125     (8.51)       (6.64)

SELECT QUALITY (NQS)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                               --        15.20    13.8000     (3.24)        2.83
2003                                  --        15.33    14.8100      9.91         8.96
2002                                  --        15.00    14.4000      5.24         4.22
2001                                  --        15.48    14.7500     20.09        13.23
2000                                  --        14.48    13.0625      6.85        10.02
1999                                (.01)       14.05    13.1250    (13.63)       (4.55)

QUALITY INCOME (NQU)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                               --        14.87    13.5700     (2.16)        2.02
2003                                  --        15.04    14.3300      9.31         9.37
2002                                  --        14.70    14.0400      3.05         2.71
2001                                  --        15.32    14.6200     18.72        12.09
2000                                  --        14.53    13.1250       .73         8.37
1999                                (.01)       14.33    14.0000    (11.17)       (3.20)

PREMIER INCOME (NPF)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                               --        14.85    13.6300     (4.42)        1.34
2003                                  --        15.13    14.7400      9.13         6.57
2002                                  --        15.23    14.5200      4.57         6.19
2001                                  --        15.31    14.8400     15.93        12.89
2000                                  --        14.42    13.6250      9.71         8.22
1999                                (.02)       14.24    13.3125    (17.25)       (3.71)

HIGH INCOME OPPORTUNITY (NMZ)
-----------------------------------------------------------------------------------------
Year Ended 10/31:
2004(b)                             (.18)       13.99    14.1000     (3.75)        0.06
=========================================================================================

                                                                   Ratios/Supplemental Data
                               ---------------------------------------------------------------------------------------------
                                                Before Credit/Reimbursement      After Credit/Reimbursement***
                                                ----------------------------    ------------------------------
                                                              Ratio of Net                      Ratio of Net
                                                  Ratio of      Investment        Ratio of        Investment
                                    Ending        Expenses       Income to        Expenses         Income to
                                       Net      to Average         Average      to Average           Average
                                    Assets      Net Assets      Net Assets      Net Assets        Net Assets
                                Applicable      Applicable      Applicable      Applicable        Applicable      Portfolio
                                 to Common       to Common       to Common       to Common         to Common       Turnover
                               Shares (000)         Shares++        Shares++        Shares++          Shares++         Rate
============================================================================================================================
INVESTMENT QUALITY (NQM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                           $550,498            1.19%*          6.73%*          1.19%*            6.73%*            9%
2003                               559,644            1.22            7.05            1.22              7.05              5
2002                               558,604            1.21            7.48            1.21              7.49              5
2001                               561,577            1.24            7.56            1.23              7.56             17
2000                               524,320            1.24            8.57            1.22              8.59             35
1999                               501,508            1.17            7.85            1.16              7.86             16

SELECT QUALITY (NQS)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                            515,016            1.20*           6.91*           1.15*             6.96*             1
2003                               519,361            1.26            7.06            1.25              7.06              9
2002                               508,300            1.24            7.46            1.23              7.47             19
2001                               524,597            1.24            7.89            1.23              7.89             28
2000                               490,683            1.22            8.67            1.21              8.68             30
1999                               476,102            1.17            8.07            1.16              8.08             27

QUALITY INCOME (NQU)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                            805,916            1.19*           6.75*           1.19*             6.75*             2
2003                               815,270            1.21            7.12            1.21              7.13              9
2002                               796,591            1.23            7.50            1.22              7.51             32
2001                               830,636            1.21            8.05            1.21              8.06             30
2000                               787,829            1.21            8.95            1.20              8.95             23
1999                               776,845            1.17            8.27            1.16              8.27             13

PREMIER INCOME (NPF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(a)                            298,290            1.25*           6.64*           1.24*             6.65*            11
2003                               304,048            1.24            6.91            1.23              6.91             19
2002                               305,958            1.29            7.66            1.28              7.67             25
2001                               307,496            1.28            8.25            1.26              8.26             14
2000                               289,103            1.27            8.84            1.26              8.85              9
1999                               285,509            1.19            7.98            1.18              7.99             11

HIGH INCOME OPPORTUNITY (NMZ)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2004(b)                            324,355            1.09*           5.45*            .67*             5.88*            44
============================================================================================================================

                                    Preferred Shares at End of Period
                                 --------------------------------------
                                   Aggregate    Liquidation
                                      Amount     and Market       Asset
                                 Outstanding          Value    Coverage
                                        (000)     Per Share   Per Share
=======================================================================
INVESTMENT QUALITY (NQM)
-----------------------------------------------------------------------
Year Ended 10/31:
2004(a)                             $301,000        $25,000     $70,722
2003                                 301,000         25,000      71,482
2002                                 301,000         25,000      71,396
2001                                 301,000         25,000      71,643
2000                                 301,000         25,000      68,548
1999                                 301,000         25,000      66,654

SELECT QUALITY (NQS)
-----------------------------------------------------------------------
Year Ended 10/31:
2004(a)                              279,000         25,000      71,148
2003                                 279,000         25,000      71,538
2002                                 279,000         25,000      70,547
2001                                 279,000         25,000      72,007
2000                                 279,000         25,000      68,968
1999                                 279,000         25,000      67,661

QUALITY INCOME (NQU)
-----------------------------------------------------------------------
Year Ended 10/31:
2004(a)                              452,000         25,000      69,575
2003                                 452,000         25,000      70,092
2002                                 452,000         25,000      69,059
2001                                 452,000         25,000      70,942
2000                                 452,000         25,000      68,575
1999                                 452,000         25,000      67,967

PREMIER INCOME (NPF)
-----------------------------------------------------------------------
Year Ended 10/31:
2004(a)                              165,000         25,000      70,195
2003                                 165,000         25,000      71,068
2002                                 165,000         25,000      71,357
2001                                 165,000         25,000      71,590
2000                                 165,000         25,000      68,804
1999                                 165,000         25,000      68,259

HIGH INCOME OPPORTUNITY (NMZ)
-----------------------------------------------------------------------
Year Ended 10/31:
2004(b)                              155,000         25,000      77,315
=======================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursements, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a)  For the six months ended April 30, 2004.
(b) For the period November 19, 2003 (commencement of operations) through April 30, 2004.

                                 See accompanying notes to financial statements.


                                  62-63 SPREAD

                Build Your Wealth
                       AUTOMATICALLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
Anne E. Impellizzeri*
William L. Kissick*
Thomas E. Leafstrand*
Peter R. Sawers*
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Sheila W. Wellington*

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

----------
*Director/Trustee will be retiring on June 30, 2004.

Each Fund intends to repurchase shares of its own common or preferred stock, where applicable, in the future at such times and in such amounts as is deemed advisable. No shares were purchased during the six-months ended April 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


Distributed by

NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



                                                                     ESA-C-0404D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: July 8, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: July 8, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: July 8, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.